UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08212

J.P. Morgan Series Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

John Fitzgerald

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT DECEMBER 31, 2007

J.P. Morgan

Series

Trust II

JPMorgan Bond Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	15
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Trustees	27
Officers	28
Schedule of Shareholder Expenses	29
Board Approval of Investment Advisory Agreement	30
Tax Letter	33

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Bond Portfolio for the 12 months ended December 31, 2007. Inside, you’ll find information detailing the performance of the Portfolio, along with a report from the portfolio managers.

“In a year marked by mounting volatility, disarray in the credit and sub-prime mortgage markets, and decelerating economic growth, the bond market outperformed the U.S. stock market.”

Bonds outpace stocks

In a year marked by mounting volatility, disarray in the credit and sub-prime mortgage markets, and decelerating economic growth, the bond market outperformed the U.S. stock market. Bonds, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned 6.97% for the one-year period, while stocks, as measured by the S&P 500 Index, returned 5.49%.

As the year progressed, the government segments of the fixed-income market provided a “safer haven” for investors than the volatile stock market. In particular, investors preferred the high quality of U.S. Treasury securities, which advanced 9.01% for the year, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed-income market, while high-yield bonds were the worst, as investors scaled back their appetites for risk.

Credit problems build as year progresses

Market conditions in the first half of the year remained relatively tame. Treasury yields moved higher on expectations for a rebound in economic growth, following the first quarter’s gross domestic product (GDP) gain of only 0.6%. Problems in the credit markets emerged late in the second quarter and spread-sector yields began increasing on unease regarding credit quality in the leveraged and sub-investment-grade loan markets. When spreads on a particular group of securities widen, prices fall, yields increase and total return declines, relative to comparable-duration U.S. Treasuries.

Throughout the second half of the year, reduced liquidity in the markets for non-agency mortgages, high-yield debt and asset-backed securities remained the dominant theme in the markets. Given the high degree of uncertainty regarding exposure to the sub-prime mortgage market, lenders in the primary mortgage market adopted a cautious stance, and investors were jolted by a series of unfavorable news releases and strong volatility.

Major dislocations occurred in the commercial paper market, especially for entities issuing asset-backed commercial paper. These dislocations expanded to virtually all sectors of the fixed income markets. Although the spreads of sectors and companies most directly involved in mortgage-related activities and housing saw the widest swings, almost every part of the market experienced volatility. Throughout the fourth quarter, several companies in the financials sector revealed large losses from sub-prime debt exposure, which only further soured market sentiment.

Treasuries benefit from flight to quality

The problems in the riskier segments of the U.S. financial markets helped generate strong performance in the higher-quality sectors. The U.S. Treasury market experienced heavy demand, as a widespread flight to quality took over the financial markets. Treasury yields ended the 12-month period lower, with shorter-term securities showing the greatest decline. Specifically, the yield on the two-year Treasury dropped from 4.82% to 3.05%; the yield on the 10-year Treasury declined from 4.71% to 4.04%; and the yield on the 30-year Treasury fell from 4.81% to 4.45%. As a result, the yield curve steepened during the year, as the shorter end dropped. Interest rates and prices have an inverse relationship to one another. As demand for the safety of Treasury Securities drove prices higher over the period, yields were pushed lower.

Fed responds with series of rate cuts

In response to the growing problems in the credit markets and resulting threats to economic growth, the Federal Reserve (Fed) adopted an easing campaign and cut interest rates by a total of 100 basis points (bps) late in the period. Investors reacted favorably to the Fed’s 50-bp rate cut in September. But, additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for a more aggressive move. The fed funds target rate ended the year at 4.25%.

The Fed’s rate cuts demonstrated a shift in sentiment, as its fourth-quarter policy statement indicated that the central bank was more concerned about a slowdown in economic growth than the potential for rising inflation. Previously, the Fed had stated that inflation was the greater threat to the economy and the reason it kept the fed funds target rate unchanged at 5.25% from June 29, 2006, through September 18, 2007.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   1

JPMorgan Bond Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$38,915,901
Primary Benchmark	Lehman Brothers U.S. Aggregate Bond Index
Average Credit Quality	AA
Duration	4.6 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity,* returned 1.33%** over the 12 months ended December 31, 2007, compared to the 6.97% return for the Lehman Brothers U.S. Aggregate Bond Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to its exposure to emerging markets, specifically our positions in Argentina and Venezuela for which spreads widened rapidly and dramatically during the period. Spreads also widened significantly among investment-grade corporate bonds, and our overweight in this sector detracted from results. When spreads of a particular group of securities widen, prices fall, yields increase and total returns decline relative to comparable-duration U.S. Treasuries.

Spreads on asset-backed securities and mortgage-backed securities widened during the period, as the market generally became more risk averse in response to the volatility and credit issues facing the sub-prime lending market. Although the Portfolio’s sub-prime exposure was primarily confined to mortgage-backed investments with AAA and AA ratings, such exposure nevertheless negatively affected overall performance as the markets shunned anything sub-prime related.

On the upside, performance benefited modestly from our allocation in U.S. Treasuries and agencies, which were among the top-performing fixed income sectors during the period. The flight-to-quality rally stemming from disarray in the credit markets drove prices higher on Treasury and agency securities.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We managed the Portfolio to seek diversified returns across a global set of opportunities. By balancing top-down macroeconomic themes with bottom-up security selection, we employed interest rate management to enhance returns and control risks. Specifically, we attempted to outperform the broad market by enhancing returns through allocations to extended sectors, including emerging market debt and high-yield debt (junk bonds). We established sector and duration strategy through structured, global debate among our fixed income team members. We also attempted to combine the best ideas in security selection from our distinctive teams of sector specialists, with a goal of repeatable and consistent performance across market cycles.

PORTFOLIO COMPOSITION***

Mortgage Pass-Through Securities	36.5%
Corporate Bonds	21.8
Collateralized Mortgage Obligations	16.1
Asset-Backed Securities	9.1
Commercial Mortgage-Backed Securities	4.8
Foreign Government Securities	3.0
U.S. Treasury Obligations	0.7
Short-Term Investments	8.0

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2007. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
BOND PORTFOLIO	1/3/95	1.33%	3.25%	4.90%

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Bond Portfolio, Lehman Brothers U.S. Aggregate Bond Index, Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index and Lipper Variable Annuity Corporate Debt Funds A-Rated Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Lehman Brothers U.S. Aggregate Bond Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index and Lipper Variable Annuity Corporate Debt Funds A-Rated Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole. The Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity Corporate Debt Funds A-Rated Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds Corporate Debt Funds A-Rated Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   3

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 138.8%
	Asset-Backed Securities — 13.6%
200,000	Bank of America Credit Card Trust, Series 2006-C4, Class C4, FRN, 5.26%, 11/15/11 (m)	195,702
131,356	Capital One Auto Finance Trust, Series 2004-A, Class A4, FRN, 5.13%, 03/15/11 (m)	131,303
	Capital One Multi-Asset Execution Trust,
880,000	Series 2003-A, FRN, 6.28%, 12/15/10 (i)	878,900
595,000	Series 2007-A9, Class A9, 4.95%, 08/15/12 (m)	596,859
113,184	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, FRN, 5.25%, 12/25/33 (m)	104,196
64,780	CNH Equipment Trust, Series 2005-B, Class A3, 4.27%, 01/15/10 (m)	64,537
	Countrywide Asset-Backed Certificates,
176,446	Series 2003-5, Class MF1, VAR, 5.41%, 01/25/34 (m)	172,011
1,056	Series 2004-1, Class 3A, FRN, 5.15%, 04/25/34 (m)	968
120,000	Series 2004-1, Class M1, FRN, 5.37%, 03/25/34 (m)	108,880
100,000	Series 2004-1, Class M2, FRN, 5.42%, 03/25/34 (m)	86,689
	Countrywide Home Equity Loan Trust,
106,944	Series 2004-I, Class A, FRN, 5.32%, 02/15/34 (m)	101,794
36,626	Series 2004-K, Class 2A, FRN, 5.33%, 02/15/34 (m)	36,128
40,879	Series 2005-B, Class 2A, FRN, 5.21%, 05/15/35 (m)	37,577
32,995	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, SUB, 5.89%, 02/25/37 (m)	32,818
	First Franklin Mortgage Loan Asset Backed Certificates,
125,000	Series 2005-FF2, Class M3, FRN, 5.35%, 03/25/35 (m)	106,181
250,000	Series 2005-FF11, Class M1, FRN, 5.30%, 11/25/35 (m)	209,200
1,584	GSAMP Trust, Series 2004-OPT, Class A1, FRN, 5.21%, 11/25/34 (m)	1,493
210,000	Home Equity Asset Trust, Series 2005-8, Class M2, FRN, 5.32%, 02/25/36 (m)	173,132
500,000	K2 (USA) LLC, Series 2007-2D, VAR, 5.12%, 02/15/10 (f) (i) (s) (v)	261,100
	Long Beach Mortgage Loan Trust,
300,000	Series 2003-4, Class M1, FRN, 5.55%, 08/25/33 (m)	274,414
190,000	Series 2004-1, Class M1, FRN, 5.37%, 02/25/34 (m)	172,336
125,000	Series 2004-1, Class M2, FRN, 5.42%, 02/25/34 (m)	106,368
250,000	Series 2004-3, Class M1, FRN, 5.44%, 07/25/34 (m)	231,557
125,000	MASTR Asset Backed Securities Trust, Series 2005-OPT1, Class M2, FRN, 5.29%, 03/25/35 (m)	106,547
275,000	MBNA Credit Card Master Note Trust, Series 2001-C2, Class C2, FRN, 6.18%, 12/15/10 (e) (m)	276,040
125,000	New Century Home Equity Loan Trust, Series 2005-1, Class M1, FRN, 5.32%, 03/25/35 (m)	112,652
	Option One Mortgage Loan Trust,
43,806	Series 2003-1, Class A2, FRN, 5.71%, 02/25/33 (m)	41,154
23,968	Series 2003-5, Class A2, FRN, 5.19%, 08/25/33 (m)	22,643
	Residential Asset Securities Corp,
13,022	Series 2002-KS4, Class AIIB, FRN, 5.37%, 07/25/32 (m)	12,152
20,713	Series 2003-KS5, Class AIIB, FRN, 5.45%, 07/25/33 (m)	19,861
20,367	Series 2003-KS9, Class A2B, FRN, 5.51%, 11/25/33 (m)	19,479
250,000	Series 2005-KS11, Class M2, FRN, 5.29%, 12/25/35 (m)	205,634
250,000	Soundview Home Equity Loan Trust, Series 2005-OPT4, Class M1, FRN, 5.33%, 12/25/35 (m)	210,754
	Wachovia Asset Securitization, Inc.,
29,958	Series 2002-HE2, Class A, FRN, 5.30%, 12/25/32 (m)	29,567
51,482	Series 2003-HE2, Class AII1, FRN, 5.13%, 06/25/33 (m)	51,353
112,456	Series 2003-HE3, Class A, FRN, 5.12%, 11/25/33 (m)	108,331
	Total Asset-Backed Securities (Cost $5,908,384)	5,300,310
	Collateralized Mortgage Obligations — 24.3%
	Agency CMO — 7.0%
	Federal Home Loan Mortgage Corp. REMICS,
212,229	Series 2751, Class AI, IO, 5.00%, 04/15/22 (m)	4,155
206,444	Series 2766, Class SW, IF, IO, 2.17%, 09/15/29 (m)	9,308
663,679	Series 2779, Class SM, IF, IO, 2.12%, 10/15/18 (m)	45,029
203,841	Series 2781, Class PI, IO, 5.00%, 10/15/23 (m)	6,070

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,931,257	Series 2813, Class SB, IF, IO, 2.02%, 02/15/34 (m)	130,371
1,589,697	Series 2861, Class GS, IF, IO, 2.17%, 01/15/21 (m)	36,413
135,227	Series 3036, Class NS, IF, IO, 2.17%, 08/15/35 (m)	16,097
439,837	Series 3117, Class ES, IF, IO, 2.12%, 02/15/36 (m)	37,352
	Federal Home Loan Mortgage Corp. STRIPS,
372,077	Series 237, Class S23, IF, IO, 2.07%, 05/15/36 (m)	34,766
155,219	Series 239, Class S30, IF, IO, 2.67%, 08/15/36 (m)	14,649
1,333,571	Series 240, Class S22, IF, IO, 2.12%, 07/15/36 (m)	127,940
	Federal National Mortgage Association REMICS,
297,691	Series 2002-81, Class SJ, IF, IO, 2.64%, 04/25/32 (m)	24,957
567,034	Series 2004-61, Class TS, IF, IO, 2.24%, 10/25/31 (m)	26,987
472,030	Series 2004-87, Class JI, IO, 5.00%, 11/25/30 (m)	39,641
310,947	Series 2006-43, Class G, 6.50%, 09/25/33 (m)	317,403
274,080	Series 2006-59, Class DA, 6.50%, 12/25/33 (m)	280,708
697,390	Series 2006-59, Class DC, 6.50%, 12/25/33 (m)	715,278
285,592	Series 2006-63, Class AB, 6.50%, 10/25/33 (m)	292,538
278,872	Series 2006-63, Class AE, 6.50%, 10/25/33 (m)	285,654
263,440	Series 2006-78, Class BC, 6.50%, 01/25/34 (m)	270,199
	Government National Mortgage Association,
41,394	Series 2004-39, Class IM, IO, 5.50%, 01/20/27 (m)	616
235,112	Series 2004-44, Class PK, IO, 5.50%, 10/20/27 (m)	5,942
		2,722,073
	Non-Agency CMO — 17.3%
	Adjustable Rate Mortgage Trust,
36,828	Series 2004-1, Class 9A2, FRN, 5.27%, 01/25/35 (m)	36,128
27,705	Series 2005-4, Class 7A2, FRN, 5.10%, 08/25/35 (m)	26,609
121,838	Series 2005-5, Class 6A21, FRN, 5.10%, 09/25/35 (m)	115,117
65,635	Series 2005-6A, Class 2A1, FRN, 5.18%, 11/25/35 (m)	62,328
	Countrywide Alternative Loan Trust,
499,500	Series 2004-28CB, Class 3A1, 6.00%, 01/25/35 (m)	504,027
754,179	Series 2006-J5, Class 1A1, 6.50%, 09/25/36 (m)	753,448
791,772	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2002-22, Class A20, 6.25%, 10/25/32 (m)	789,428
124,379	CS First Boston Mortgage Securities Corp., Series 2004-5, Class 1A8, 6.00%, 09/25/34 (m)	124,410
478,418	First Horizon Alternative Mortgage Securities, Series 2006-FA4, Class 1A1, 6.00%, 08/25/36 (m)	475,889
97,740	Greenpoint Mortgage Funding Trust, Series 2005-AR4, Class 4A1A, FRN, 5.18%, 10/25/45 (m)	93,223
69,950	Indymac Index Mortgage Loan Trust, Series 2004-AR7, Class A1, FRN, 5.31%, 09/25/34 (m)	68,636
95,624	Lehman Mortgage Trust, Series 2007-4, Class 4A1, 6.00%, 05/25/37 (m)	94,236
87,619	Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 5.16%, 05/25/35 (m)	86,720
	RESI Finance LP (Cayman Islands),
504,696	Series 2003-C, Class B3, FRN, 6.64%, 09/10/35 (e) (m)	466,078
93,462	Series 2003-C, Class B4, FRN, 6.84%, 09/10/35 (e) (m)	96,305
480,001	Series 2003-D, Class B3, FRN, 6.54%, 12/10/35 (e) (m)	481,524
156,924	Series 2003-D, Class B4, FRN, 6.74%, 12/10/35 (e) (m)	157,417
234,764	Series 2005-A, Class B3, FRN, 5.82%, 03/10/37 (e) (m)	183,116
95,822	Series 2005-A, Class B4, FRN, 5.92%, 03/10/37 (e) (m)	70,459
699,322	Residential Accredit Loans, Inc., Series 2006-QS16, Class A7, 6.00%, 11/25/36 (m)	671,482
18,431	SACO I, Inc., Series 1997-2, Class 1A5, 7.00%, 08/25/36 (e) (i)	18,569
186,814	Structured Asset Mortgage Investments, Inc., Series 2005-AR2, Class 2A1, FRN, 5.10%, 05/25/45 (m)	176,976
293,426	Thornburg Mortgage Securities Trust, Series 2006-2, Class A2A, FRN, 4.97%, 03/25/46 (m)	292,425
	WaMu Mortgage Pass-Through Certificates,
75,987	Series 2005-AR2, Class 2A21, FRN, 5.20%, 01/25/45 (m)	71,948
196,957	Series 2005-AR9, Class A1A, FRN, 5.19%, 07/25/45 (m)	186,651

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   5

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
275,455	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1, 6.00%, 07/25/36	273,164
337,565	Wells Fargo Mortgage Backed Securities Trust, Series 2007-7, Class A1, 6.00%, 06/25/37	336,088
		6,712,401
	Total Collateralized Mortgage Obligations (Cost $9,697,631)	9,434,474
	Commercial Mortgage-Backed Securities — 7.3%
	Bear Stearns Commercial Mortgage Securities,
250,000	Series 2005-PWR8, Class A4, 4.67%, 06/11/41 (m)	238,902
700,000	Series 2007-PW16, Class A4, VAR, 5.71%, 06/11/40 (m)	720,290
335,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C4, Class A3, VAR, 5.81%, 09/15/39 (m)	342,586
	LB-UBS Commercial Mortgage Trust,
75,000	Series 2005-C1, Class A4, 4.74%, 02/15/30 (m)	71,978
195,000	Series 2006-C4, Class A4, VAR, 6.08%, 06/15/38 (m)	203,497
125,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.66%, 05/12/39 (m)	128,702
	Merrill Lynch/Countrywide Commercial Mortgage Trust,
300,000	Series 2007-6, Class A4, VAR, 5.49%, 03/12/51 (m)	301,919
520,000	Series 2007-7, Class A4, VAR, 5.75%, 06/12/50 (m)	534,222
300,000	Morgan Stanley Capital I, Series 2007-HQ11, Class A4, VAR, 5.45%, 02/12/44 (m)	300,711
	Total Commercial Mortgage-Backed Securities (Cost $2,800,156)	2,842,807
	Corporate Bonds — 32.9%
	Aerospace & Defense — 0.1%
20,000	L-3 Communications Corp., 5.88%, 01/15/15 (m)	19,300
	Beverages — 0.3%
30,000	Constellation Brands, Inc., 7.25%, 09/01/16 (m)	28,125
95,000	Diageo Capital plc (United Kingdom), 5.75%, 10/23/17 (m)	95,539
		123,664
	Building Products — 0.1%
35,000	Owens Corning, Inc., 7.00%, 12/01/36 (m)	31,579
	Capital Markets — 2.3%
20,000	Arch Western Finance LLC, 6.75%, 07/01/13 (m)	19,400
220,000	Credit Suisse USA, Inc., FRN, 5.23%, 06/02/08 (m)	220,055
	Goldman Sachs Group, Inc. (The),
105,000	5.95%, 01/15/27 (m)	95,341
35,000	6.75%, 10/01/37 (m)	34,292
	Lehman Brothers Holdings, Inc.,
150,000	5.75%, 01/03/17 (m)	144,097
315,000	FRN, 5.13%, 11/10/09 (m)	305,815
60,000	Merrill Lynch & Co., Inc., 6.05%, 08/15/12 (m)	61,152
		880,152
	Chemicals — 0.2%
30,000	Huntsman LLC, 11.50%, 07/15/12 (m)	32,700
25,000	Nalco Co., 7.75%, 11/15/11 (m)	25,312
		58,012
	Commercial Banks — 7.2%
90,000	Credit Agricole S.A. (France), 6.64%, 05/31/17 (e) (m) (x)	83,497
75,000	Depfa ACS Bank (Ireland), 5.13%, 03/16/37 (e) (m)	74,132
90,000	Deutsche Bank AG (Germany), 5.38%, 10/12/12 (m)	92,219
	Glitnir Banki HF (Iceland),
350,000	FRN, 5.40%, 10/15/08 (e) (m)	349,697
275,000	FRN, 5.44%, 04/20/10 (e) (m)	269,107
270,000	FRN, 5.62%, 01/21/11 (e) (m)	262,194
200,000	HBOS plc (United Kingdom), 5.92%, 10/01/15 (e) (m) (x)	174,445
200,000	ICICI Bank Ltd. (India), FRN, 5.79%, 01/12/10 (e) (m)	197,420
250,000	Shinsei Finance II (Cayman Islands), 7.16%, 07/25/16 (e) (m) (x)	211,641
185,000	Societe Generale (France), 5.92%, 04/05/17 (e) (m) (x)	171,190
200,000	Standard Chartered plc (United Kingdom), 6.41%, 01/30/17 (e) (m) (x)	181,141
300,000	VTB Capital S.A. for Vneshtorgbank (Russia), FRN, 5.49%, 08/01/08 (e) (m)	297,000
145,000	Wachovia Capital Trust III, 5.80%, 03/15/11 (m) (x)	129,565
	Woori Bank (South Korea),
150,000	VAR, 5.75%, 03/13/14 (e)	150,182
170,000	VAR, 6.21%, 05/02/37 (e)	147,574
		2,791,004

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — 0.2%
35,000	ACCO Brands Corp., 7.63%, 08/15/15 (m)	31,238
20,000	Corrections Corp. of America, 6.25%, 03/15/13 (m)	19,700
25,000	Quebecor World Capital Corp. (Canada), 8.75%, 03/15/16 (e) (m)	18,406
		69,344
	Consumer Finance — 2.2%
165,000	American General Finance Corp., 6.90%, 12/15/17 (m)	165,165
200,000	Discover Financial Services, FRN, 5.66%, 06/11/10 (e) (m)	190,348
30,000	Ford Motor Credit Co. LLC, FRN, 6.81%, 01/15/10 (m)	27,321
45,000	GMAC LLC, 6.88%, 08/28/12 (m)	37,708
200,000	International Lease Finance Corp., FRN, 5.25%, 05/24/10 (m)	197,273
250,000	SLM Corp., FRN, 5.22%, 07/27/09 (m)	235,168
		852,983
	Containers & Packaging — 0.0% (g)
10,000	Owens-Brockway Glass Container, Inc., 8.25%, 05/15/13 (m)	10,375
	Diversified Consumer Services — 0.1%
30,000	Service Corp. International, 7.38%, 10/01/14 (m)	30,337
	Diversified Financial Services — 4.9%
375,000	CIT Group, Inc., FRN, 5.02%, 08/15/08 (m)	372,061
55,000	Citigroup Capital XXI, VAR, 8.30%, 12/21/57 (m)	57,430
	Citigroup, Inc.,
85,000	6.00%, 08/15/17 (m)	86,720
65,000	6.13%, 11/21/17 (m)	66,768
	General Electric Capital Corp.,
95,000	5.25%, 10/19/12 (m)	97,160
60,000	6.15%, 08/07/37 (m)	63,746
400,000	Kaupthing Bank HF (Iceland), FRN, 5.94%, 01/15/10 (e) (m)	398,664
64,000	Mizuho Capital Investment USD 1 Ltd. (Cayman Islands), 6.69%, 06/30/16 (e) (m) (x)	59,880
195,000	Mizuho JGB Investment LLC, 9.87%, 06/30/08 (e) (m) (x)	196,781
205,000	Mizuho Preferred Capital Co. LLC, 8.79%, 06/30/08 (e) (m) (x)	206,808
120,000	MUFG Capital Finance 1 Ltd. (Cayman Islands), 6.35%, 07/25/16 (x)	113,656
100,000	Santander Perpetual S.A. Unipersonal (Spain), 6.67%, 10/24/17 (e) (m) (x)	100,269
60,000	SMFG Preferred Capital USD 1 Ltd. (Cayman Islands), 6.08%, 01/25/17 (e) (m) (x)	55,273
55,000	Visant Corp., 7.63%, 10/01/12 (m)	55,275
		1,930,491
	Diversified Telecommunication Services — 0.5%
130,000	AT&T, Inc., 6.30%, 01/15/38 (m)	132,079
30,000	Consolidated Communications Holdings, Inc., 9.75%, 04/01/12 (m)	30,900
13,000	Qwest Communications International, Inc., FRN, 8.37%, 02/15/09 (m)	13,000
20,000	Qwest Corp., 8.88%, 03/15/12 (m)	21,400
		197,379
	Electric Utilities — 1.8%
175,000	Abu Dhabi National Energy Co. (United Arab Emirates), 5.62%, 10/25/12 (e) (m)	177,638
250,000	Ohio Power, Co., FRN, 5.42%, 04/05/10 (m)	247,809
	Pacificorp,
155,000	4.30%, 09/15/08 (m)	154,607
50,000	6.25%, 10/15/37 (m)	51,635
70,000	Virginia Electric and Power Co, 6.35%, 11/30/37 (m)	71,783
		703,472
	Energy Equipment & Services — 0.1%
40,000	Transocean, Inc. (Cayman Islands), 6.80%, 03/15/38 (m)	40,814
	Food & Staples Retailing — 1.2%
141,785	CVS Lease Pass-Through, 6.04%, 12/10/28 (e) (m)	136,136
200,000	CVS/Caremark Corp., FRN, 5.44%, 06/01/10 (m)	197,855
50,000	Kroger Co. (The), 6.40%, 08/15/17 (m)	52,296
50,000	Safeway, Inc., 6.35%, 08/15/17 (m)	52,113
30,000	Wal-Mart Stores, Inc., 6.50%, 08/15/37 (m)	31,591
		469,991
	Gas Utilities — 0.3%
140,000	Nakilat, Inc. (Qatar), 6.07%, 12/31/33 (e) (m)	127,743
	Health Care Equipment & Supplies — 0.1%
50,000	Fresenius Medical Care Capital Trust II, 7.88%, 02/01/08 (m)	50,066

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   7

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 0.4%
	HCA, Inc.,
20,000	9.25%, 11/15/16 (m)	21,000
15,000	PIK, 9.63%, 11/15/16 (m)	15,862
125,000	UnitedHealth Group, Inc., FRN, 5.09%, 06/21/10 (e) (m)	121,680
		158,542
	Hotels, Restaurants & Leisure — 0.2%
30,000	McDonald’s Corp., 6.30%, 10/15/37 (m)	31,111
35,000	MGM Mirage, Inc., 5.88%, 02/27/14 (m)	32,025
		63,136
	Household Durables — 0.2%
60,000	Beazer Homes USA, Inc., 6.88%, 07/15/15 (m)	43,200
20,000	K Hovnanian Enterprises, Inc., 8.63%, 01/15/17 (m)	14,600
30,000	Sealy Mattress Co., 8.25%, 06/15/14 (m)	28,650
		86,450
	Independent Power Producers & Energy Traders — 0.1%
50,000	NRG Energy, Inc., 7.38%, 02/01/16 (m)	48,750
	Industrial Conglomerates — 0.2%
65,000	General Electric Co., 5.25%, 12/06/17 (m)	64,861
	Insurance — 2.2%
125,000	Liberty Mutual Group, Inc., 7.50%, 08/15/36 (e) (m)	121,971
100,000	Lincoln National Corp., VAR, 7.00%, 05/17/66 (m)	100,402
40,000	Nationwide Financial Services, 6.75%, 05/15/37 (m)	36,844
90,000	Reinsurance Group of America, Inc., VAR, 6.75%, 12/15/65 (m)	80,864
200,000	Stingray Pass-Through Trust, 5.90%, 01/12/15 (e) (m)	100,000
195,000	Swiss RE Capital I LP (United Kingdom), 6.85%, 05/25/16 (e) (m) (x)	191,603
55,000	Travelers Cos., Inc. (The), VAR, 6.25%, 03/15/37 (m)	51,578
210,000	XL Capital Ltd. (Cayman Islands), 6.50%, 04/15/17 (x)	183,616
		866,878
	IT Services — 0.1%
	Iron Mountain, Inc.,
40,000	6.63%, 01/01/16 (m)	37,850
15,000	7.75%, 01/15/15 (m)	15,262
		53,112
	Media — 1.8%
25,000	Charter Communications Operating LLC/Charter Communicating Operating Capital, 8.00%, 04/30/12 (e) (m)	24,125
135,000	Comcast Corp., 6.95%, 08/15/37 (m)	145,702
50,000	Dex Media, Inc., SUB, 0.00%, 11/15/13 (m)	45,500
55,000	DIRECTV Holdings LLC, 6.38%, 06/15/15 (m)	52,800
25,000	Echostar DBS Corp., 7.13%, 02/01/16 (m)	25,500
30,000	Time Warner Cable, Inc., 6.55%, 05/01/37 (m)	30,621
145,000	Time Warner, Inc., 5.88%, 11/15/16 (m)	144,109
200,000	Viacom, Inc., FRN, 5.34%, 06/16/09 (m)	197,608
40,000	WMG Acquisition Corp., 7.38%, 04/15/14 (m)	30,800
		696,765
	Multi-Utilities — 0.3%
100,000	MidAmerican Energy Holdings Co., 6.13%, 04/01/36 (m)	99,762
	Multiline Retail — 0.1%
50,000	Kohl’s Corp., 6.88%, 12/15/37 (m)	48,526
	Oil, Gas & Consumable Fuels — 3.1%
40,000	Chesapeake Energy Corp., 6.50%, 08/15/17 (m)	38,600
105,000	Enterprise Products Operating LP, 6.30%, 09/15/17 (m)	107,432
135,000	Gaz Capital S.A. for Gazprom (Russia), 7.29%, 08/16/37 (e) (m)	136,256
122,365	Gazprom International S.A. (Russia), 7.20%, 02/01/20	124,971
80,000	Kinder Morgan Energy Partners LP, 6.50%, 02/01/37 (m)	79,068
65,000	Nexen, Inc. (Canada), 6.40%, 05/15/37 (m)	64,891
	Pemex Project Funding Master Trust (Mexico),
150,000	FRN, 6.29%, 06/15/10	150,937
150,000	FRN, 6.29%, 06/15/10 (e) (m)	152,100
280,000	Ras Laffan Liquefied Natural Gas Co. Ltd. III (Qatar), 5.83%, 09/30/16 (e) (m)	284,530
80,000	Valero Energy Corp., 6.63%, 06/15/37 (m)	83,812
		1,222,597
	Paper & Forest Products — 0.1%
50,000	Georgia Pacific LLC, 7.70%, 06/15/15 (m)	49,250
	Thrifts & Mortgage Finance — 1.6%
100,000	Bancaja US Debt S.A.U. (Spain), FRN, 5.40%, 07/10/09 (e) (m)	96,946
	Countrywide Financial Corp.,
60,000	5.80%, 06/07/12 (m)	43,830
20,000	FRN, 5.10%, 03/24/09 (m)	15,406

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — Continued
250,000	Sovereign Bancorp, Inc., FRN, 5.40%, 03/01/09 (m)	246,557
180,000	Washington Mutual, Inc., FRN, 5.17%, 08/24/09 (m)	160,737
100,000	Washington Mutual Preferred Funding II, 6.67%, 12/15/16 (e) (x)	59,000
		622,476
	Wireless Telecommunication Services — 0.9%
200,000	America Movil S.A.B. de C.V. (Mexico), FRN, 4.94%, 06/27/08 (m)	199,000
25,000	Intelsat Bermuda Ltd. (Bermuda), 9.25%, 06/15/16 (m)	25,125
120,000	Sprint Nextel Corp., 6.00%, 12/01/16 (m)	114,935
		339,060
	Total Corporate Bonds (Cost $13,354,294)	12,806,871
	Foreign Government Securities — 4.5%
280,000	Government of Ukraine (Ukraine), 6.58%, 11/21/16	274,750
105,000	IIRSA Norte Finance Ltd. (Peru), 8.75%, 05/30/24	119,175
270,000	Petroleos de Venezuela S.A. (Venezuela), 5.50%, 04/12/37	159,300
200,000	Republic of Argentina (Argentina), FRN, 5.37%, 08/03/12	114,000
55,000	Republic of Brazil (Brazil), 12.25%, 03/06/30	95,425
100,000	Republic of Guatemala (Guatemala), 9.25%, 08/01/13	115,000
55,000	Republic of Venezuela (Venezuela), 9.38%, 01/13/34	54,725
75,000	Russian Federation (Russia), 12.75%, 06/24/28	137,437
GBP 85,000	United Kingdom Treasury Gilt (United Kingdom), 4.50%, 12/07/42	175,800
	United Mexican States (Mexico),
$ 95,000	8.00%, 09/24/22	116,850
400,000	FRN, 5.94%, 01/13/09 (m)	400,000
	Total Foreign Government Securities (Cost $1,766,119)	1,762,462
	Mortgage Pass-Through Securities — 55.1%
	Federal Home Loan Mortgage Corp., Conventional Pools,
468,064	ARM, 5.87%, 01/01/37 (m)	475,663
4,445,000	TBA, 5.00%, 01/15/37	4,336,653
1,350,000	TBA, 6.00%, 01/15/37	1,369,829
51,299	Federal Home Loan Mortgage Corp., Gold Pools, 6.00%, 02/01/35 (m)	52,103
	Federal National Mortgage Association, Various Pools,
640,000	TBA, 5.00%, 01/25/37	624,400
2,900,000	TBA, 5.50%, 01/25/37	2,896,375
1,745,000	TBA, 6.00%, 01/25/22	1,785,353
2,005,000	TBA, 6.00%, 01/25/37	2,035,701
4,520,000	TBA, 6.50%, 01/25/37	4,645,710
1,550,000	TBA, 7.00%, 01/25/37	1,612,000
	Government National Mortgage Association, Various Pools,
775,000	TBA, 6.00%, 01/15/37	793,406
775,000	TBA, 6.50%, 01/15/37	800,188
	Total Mortgage Pass-Through Securities (Cost $21,398,852)	21,427,381
	U.S. Treasury Obligations — 1.1%
	U.S. Treasury Bonds,
150,000	6.75%, 08/15/26 (k)	192,000
80,000	7.25%, 08/15/22 (k)	103,875
131,041	U.S. Treasury Inflation Indexed Note, 2.63%, 07/15/17 (m)	141,391
	Total U.S. Treasury Obligations (Cost $394,167)	437,266
	Total Long-Term Investments (Cost $55,319,603)	54,011,571
Short-Term Investments — 12.0%
	Commercial Paper — 11.5% (n)
750,000	Alpine Securitization Corp., 6.07%, 01/03/08 (m)	749,638
750,000	Amstel Funding Corp., 6.39%, 01/17/08 (m)	747,814
500,000	Atlantic Asset Corp., 5.78%, 01/07/08 (m)	499,457
500,000	Charta Corp., 5.58%, 01/07/08 (m)	499,476
750,000	Fairway Finance Corp., 5.88%, 01/11/08 (m)	748,730
750,000	Liberty Funding Co., 5.52%, 01/25/08 (m)	747,320
500,000	Old Line Funding LLC, 5.88%, 01/04/08 (m)	499,686
	Total Commercial Paper (Cost $4,492,477)	4,492,121

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   9

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — Continued
	Investment Company — 0.5%
178,372	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $178,372)	178,372
	Total Short-Term Investments (Cost $4,670,849)	4,670,493
	Total Investments — 150.8% (Cost $59,990,452)	58,682,064
	Liabilities in Excess of Other Assets — (50.8)%	(19,766,163)
	NET ASSETS — 100.0%	$38,915,901

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	2 Year U.S. Treasury Note	March, 2008	$2,312,750	$4,125
2	Euro-Bund	March, 2008	330,745	(7,776)
9	U.S. Treasury Bond	March, 2008	1,047,375	(5,752)
	Short Futures Outstanding
(2)	5 Year U.S. Treasury Note	March, 2008	(220,563)	(2,006)
(9)	10 Year Swap	March, 2008	(994,219)	(17,854)
(6)	10 Year U.S. Treasury Note	March, 2008	(680,344)	(7,157)
(2)	U.K. Treasury Gilt	March, 2008	(438,848)	(1,191)
(2)	Eurodollar	September, 2008	(482,550)	(5,906)
(2)	Eurodollar	December, 2008	(483,150)	(6,806)
(2)	Eurodollar	March, 2009	(483,150)	(7,094)
(2)	Eurodollar	June, 2009	(482,550)	(6,806)
(2)	Eurodollar	September, 2009	(481,750)	(1,656)
(2)	Eurodollar	December, 2009	(480,900)	(1,456)
				$(67,335)

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
155,000 CAD	01/11/08	$ 158,872	$157,066	$(1,806)

CONTRACTS TO SELL	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 12/31/07	NET UNREALIZED APPRECIATION (DEPRECIATION)
155,000 CAD	01/11/08	$ 164,664	$157,066	$7,598
88,100 GBP	01/11/08	185,239	175,332	9,907
				$17,505

Short Positions

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
$ (640,000)	FNMA, TBA, 5.00%, 02/25/37	$(624,000)
(325,000)	FHLMC, TBA, 5.50%, 01/25/37	(324,289)
(1,065,000)	FHLMC, TBA, 6.50%, 01/25/37	(1,094,620)
	(Proceeds received $2,046,442)	$(2,042,909)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   11

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

Credit Default Swaps

REFERENCED OBLIGATION	SWAP COUNTERPARTY	BUY/SELL PROTECTION	PORTFOLIO PAYS/RECEIVES FIXED RATE (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Dow Jones CDX.EM.8	Bear Stearns Credit Products [1]	Buy	175 BPS semi-annually	12/20/12	$540,000	$224
Dow Jones CDX.EM.8	Citibank, N.A. [2]	Buy	175 BPS semi-annually	12/20/12	840,000	1,228
Dow Jones CDX.EM.8	Deutsche Bank AG, New York [3]	Buy	175 BPS semi-annually	12/20/12	110,000	51
Dow Jones CDX.EM.8	Lehman Brothers Special Financing [4]	Buy	175 BPS semi-annually	12/20/12	600,000	249
Dow Jones CDX.EM.8	Merrill Lynch International [5]	Buy	175 BPS semi-annually	12/20/12	90,000	37
Dow Jones CDX.NA.IG.HVOL.9	Goldman Sachs Capital Management [6]	Sell	140 BPS quarterly	12/20/12	1,800,000	(46,061)
Gaz Capital S.A. for Gazprom, 8.63%, 04/28/34	Deutsche Bank AG, New York	Sell	39 BPS semi-annually	04/20/08	580,000	(919)
ICICI Bank Ltd., 5.75%, 11/16/10	Deutsche Bank AG, New York	Sell	26 BPS quarterly	03/20/08	250,000	(674)
Republic of Brazil, 12.25%, 03/06/30	Bear Stearns Credit Products	Buy	103 BPS semi-annually	12/20/11	185,000	(1,276)
Republic of Brazil, 12.25%, 03/06/30	Lehman Brothers Special Financing	Buy	111 BPS semi-annually	12/20/11	120,000	(1,179)
Republic of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	102 BPS semi-annually	12/20/11	10,000	(65)
Republic of Brazil, 12.25%, 03/06/30	Union Bank of Switzerland AG	Buy	103 BPS semi-annually	12/20/11	370,000	(2,552)
Republic of Kazakhstan, 11.13%, 05/11/07	Citibank, N.A.	Sell	60 BPS semi-annually	03/20/12	210,000	(9,675)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	61 BPS semi-annually	03/20/12	150,000	(6,850)
Republic of Kazakhstan, 11.13%, 05/11/07	Deutsche Bank AG, New York	Sell	54.8 BPS semi-annually	03/20/12	390,000	(18,783)
Russia AG Bank, 7.18%, 05/16/13	Union Bank of Switzerland AG	Sell	76 BPS semi-annually	02/20/09	750,000	(7,325)
Russia AG Bank, 7.18%, 05/16/13	Credit Suisse International	Sell	72 BPS semi-annually	03/20/09	75,000	(966)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Buy	31 BPS semi-annually	02/20/09	750,000	1,804
Russian Federation, 7.50%, 03/31/30	Credit Suisse International	Buy	30 BPS semi-annually	03/20/09	75,000	218
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	101 BPS semi-annually	07/20/10	590,000	5,839
Russian Federation, 7.50%, 03/31/30	Bear Stearns Credit Products	Sell	45.5 BPS semi-annually	12/20/11	370,000	(4,518)
Russian Federation, 7.50%, 03/31/30	Deutsche Bank AG, New York	Sell	52.5 BPS semi-annually	12/20/11	240,000	(2,316)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	45.5 BPS semi-annually	12/20/11	20,000	(244)
Russian Federation, 7.50%, 03/31/30	Union Bank of Switzerland AG	Sell	46 BPS semi-annually	12/20/11	740,000	(8,901)
United Mexican States, 7.50%, 04/08/33	Deutsche Bank AG, New York	Buy	96 BPS semi-annually	07/20/10	590,000	(8,588)
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	40 BPS semi-annually	03/20/08	390,000	(412)
VTB Capital S.A. for Vneshtorgbank, 6.25%, 06/30/35	Morgan Stanley Capital Services	Sell	64 BPS semi-annually	05/20/12	170,000	(9,515)
						$(121,169)

[1]	Premiums paid of $3,767.
[2]	Premiums received of $6,000.
[3]	Premiums paid of $726.
[4]	Premiums paid of $4,389.
[5]	Premiums paid of $598.
[6]	Premiums received of $44,937.

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

Price Lock Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PRICE LOCK	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Citibank, N.A. (b)	FHLMC, Gold 30 Year, 6.00%, TBA	$101.61	01/07/08	$3,065,000	$(3,948)
Deutsche Bank AG, New York (a)	FNMA, 30 Year, 5.00%, TBA	98.29	01/07/08	5,600,000	39,777
Deutsche Bank AG, New York (a)	FNMA, 30 Year, 6.00%, TBA	101.75	01/07/08	3,965,000	7,428
Deutsche Bank AG, New York (a)	FNMA, 30 Year, 6.50%, TBA	102.81	01/07/08	1,950,000	152
Deutsche Bank AG, New York (b)	FHLMC, Gold 30 Year, 5.00%, TBA	98.41	01/07/08	2,600,000	(21,715)
Deutsche Bank AG, New York (b)	FHLMC, Gold 30 Year, 6.00%, TBA	101.50	01/07/08	5,045,000	(788)
Deutsche Bank AG, New York (b)	FHLMC, 4.50%, 01/15/14	101.22	01/09/08	1,095,000	10,592
Deutsche Bank AG, New York (b)	U.S. Treasury Note, 4.00%, 08/31/09	101.43	01/09/08	2,400,000	(415)
Lehman Brothers Special Financing (b)	FNMA, 15 Year, 5.50%, TBA	101.00	01/10/08	3,200,000	8,986
Lehman Brothers Special Financing (a)	FNMA, 30 Year, 6.00%, TBA	101.66	01/07/08	3,500,000	3,278
Union Bank of Switzerland AG (b)	FNMA, 30 Year, 5.00%, TBA	98.39	01/07/08	2,940,000	(23,752)
					$19,595

(a)	Portfolio pays the excess of the market price over the price lock or receives the excess of the price lock over the market price.

(b)	Portfolio pays the excess of the price lock over the market price or receives the excess of the market price over the price lock.

Total Return Swaps

SWAP COUNTERPARTY	REFERENCED OBLIGATION	PAYMENTS MADE BY THE PORTFOLIO (r)	PAYMENTS RECEIVED BY THE PORTFOLIO (r)	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Morgan Stanley Capital Services	TransCredit Bank, 7.30%, 02/26/09	3 Month LIBOR + 20 BPS	Total Return on TransCredit Bank, 7.30%, 02/26/09	02/26/09	RUB 13,000,000	$8,892

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   13

JPMorgan Bond Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

ABBREVIATIONS:

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)	—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	—	Fair Valued Investment. The market value and percentage of the investments based on net assets that are fair valued are approximately $261,100 and 0.7%, respectively.

(g)	—	Amount rounds to less than 0.1%.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

(r)	—	Rates shown are per annum and payments are as described.

(s)	—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(v)	—	As a result of the issuer missing its most recent coupon payment, the Portfolio no longer accrues interest from this security. The issuer has until the security’s maturity date to make any missed payments.

(x)	—	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2007.

ARM	—	Adjustable Rate Mortgage

BPS	—	Basis Points

CAD	—	Canadian Dollar

CMO	—	Collateralized Mortgage Obligation

FHLMC	—	Federal Home Loan Mortgage Corporation

FNMA	—	Federal National Mortgage Association

FRN	—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

GBP—	—	British Pound

IF	—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2007. The rate may be subject to a cap and floor.

IO	—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	—	London Interbank Offered Rate

PIK	—	Payment-In-Kind

REMICS	—	Real Estate Mortgage Investment Conduits

RUB	—	Russian Ruble

STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	—	Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2007.

TBA	—	To Be Announced

VAR	—	Variable Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Bond Portfolio
ASSETS:
Investments in non-affiliates, at value	$58,503,692
Investments in affiliates, at value	178,372
Total investment securities, at value	58,682,064
Cash	377
Foreign currency, at value	7,622
Receivables:
Investment securities sold	19,577,215
Portfolio shares sold	7,533
Interest and dividends	289,416
Unrealized appreciation on forward foreign currency exchange contracts	17,505
Outstanding swap contracts, at value	88,755
Expense reimbursements from Administrator	14,380
Total Assets	78,684,867

LIABILITIES:
Payables:
Investment securities purchased	37,379,084
Securities sold short, at value	2,042,909
Portfolio shares redeemed	7,913
Variation margin on futures contracts	9,633
Unrealized depreciation on forward foreign currency exchange contracts	1,806
Outstanding swap contracts, at value	181,437
Accrued liabilities:
Investment advisory fees	9,962
Custodian and accounting fees	13,534
Trustees’ and Chief Compliance Officer’s fees	228
Other	122,460
Total Liabilities	39,768,966
Net Assets	$38,915,901

NET ASSETS:
Paid in capital	$38,499,999
Accumulated undistributed (distributions in excess of) net investment income	2,961,239
Accumulated net realized gains (losses)	(1,137,727)
Net unrealized appreciation (depreciation)	(1,407,610)
Total Net Assets	$38,915,901

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	3,481,364

Net asset value, offering and redemption price per share	$11.18

Cost of investments in non-affiliates	$59,812,080
Cost of investments in affiliates	178,372
Cost of foreign currency	7,512
Proceeds from securities sold short	2,046,442
Premiums paid on swaps	9,480
Premiums received on swaps	50,937

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   15

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Bond Portfolio
INVESTMENT INCOME:
Interest income	$3,213,678
Dividend income from affiliates (a)	102,650
Total investment income	3,316,328

EXPENSES:
Investment advisory fees	170,789
Custodian and accounting fees	69,219
Interest expense	7,507
Professional fees	139,175
Trustees’ and Chief Compliance Officer’s fees	2,967
Printing and mailing costs	37,567
Transfer agent fees	11,118
Other	12,372
Total expenses	450,714
Less earnings credits	(1,899)
Less expense reimbursements	(14,334)
Net expenses	434,481
Net investment income (loss)	2,881,847

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(161,345)
Securities sold short	(178,930)
Written options	338,024
Futures	(343,639)
Swaps	(299,076)
Foreign currency transactions	(8,547)
Net realized gain (loss)	(653,513)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,143,201)
Securities sold short	(75,687)
Written options	(64,704)
Futures	(63,294)
Swaps	74,620
Foreign currency translations	16,634
Change in net unrealized appreciation (depreciation)	(1,255,632)
Net realized/unrealized gains (losses)	(1,909,145)
Change in net assets resulting from operations	$972,702

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Bond Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,881,847	$3,939,573
Net realized gain (loss)	(653,513)	(50,102)
Change in net unrealized appreciation (depreciation)	(1,255,632)	(268,973)
Change in net assets resulting from operations	972,702	3,620,498

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,843,084)	(3,298,092)
From net realized gains	—	(140,292)
Total distributions to shareholders	(3,843,084)	(3,438,384)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	7,443,952	9,343,546
Dividends and distributions reinvested	3,843,084	3,438,384
Cost of shares redeemed	(52,998,701)	(16,160,704)
Change in net assets from capital transactions	(41,711,665)	(3,378,774)

NET ASSETS:
Change in net assets	(44,582,047)	(3,196,660)
Beginning of period	83,497,948	86,694,608
End of period	$38,915,901	$83,497,948
Accumulated undistributed (distributions in excess of) net investment income	$2,961,239	$3,829,050

SHARE TRANSACTIONS:
Issued	648,995	795,302
Reinvested	341,001	303,479
Redeemed	(4,544,337)	(1,378,733)
Change in shares	(3,554,341)	(279,952)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   17

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Bond Portfolio
Year Ended December 31, 2007	$11.87	$0.58	(b)	$(0.44)	$0.14	$(0.83)	$—	$(0.83)
Year Ended December 31, 2006	11.85	0.58		(0.07)	0.51	(0.47)	(0.02)	(0.49)
Year Ended December 31, 2005	12.17	0.45		(0.14)	0.31	(0.42)	(0.21)	(0.63)
Year Ended December 31, 2004	12.34	0.41		0.09	0.50	(0.44)	(0.23)	(0.67)
Year Ended December 31, 2003	12.54	0.39		0.07	0.46	(0.39)	(0.27)	(0.66)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

(c)	Includes interest expense for custody overdraft of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$ 11.18	1.16%	$38,916	0.76	%(c)	5.06%	0.78%	626%
11.87	4.49	83,498	0.75		4.71	0.76	641
11.85	2.64	86,695	0.75		3.79	0.75	732
12.17	4.29	85,057	0.75		3.06	0.75	544
12.34	3.72	91,695	0.75		2.98	0.75	545

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Bond Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Swaps are valued each day by third party broker-dealers or counterparties or by independent or affiliated pricing services approved by the Board of Trustees. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The market value and percentage of net assets of illiquid securities as of December 31, 2007, were $1,158,569 and 3.0%, respectively.

C. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2007, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

E. Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage the Portfolio’s exposure to foreign currency exchange fluctuations. The Portfolio may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains to the Portfolio and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of December 31, 2007, the Portfolio had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

F. Written Options — When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is included in the Portfolio’s Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded as an unrealized gain or loss. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain or loss contingent on whether the cost of the closing transaction exceeds the premium received when the option was written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security.

The Portfolio writes options on securities, futures and interest rate swaps (“swaptions”). These options are settled for cash. Uncovered call options subject the Portfolio to unlimited risk of loss. Covered call options limit the upside potential of a security above the exercise price. Put options subject the Portfolio to loss only to the extent of the value of the underlying security. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the year ended December 31, 2007 were as follows:

	Number of Contracts	Premiums Received	Notional Value	Premiums Received
Options outstanding at December 31, 2006	330	$60,333	$126,895,000	$861,653
Options written	382	32,013	76,241,000	1,414,693
Options expired	—	—	(4,000,000)	(5,938)
Options terminated in closing purchase transactions	(712)	(92,346)	(199,136,000)	(2,270,408)
Options outstanding at December 31, 2007	—	$—	$—	$—

G. Swaps — The Portfolio may engage in various swap transactions, including forward rate agreements, interest rate, currency, fixed income, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   21

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

The Portfolio may also engage in credit default contracts which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default or bankruptcy). Under the terms of the contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return that party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Portfolio may enter into credit default contracts in which it or its counterparties act as guarantors. By acting as the guarantor of the contract, the Portfolio assumes the market and credit risk of the underlying instrument (the “Referenced Obligation”) including liquidity and loss of value which may exceed the value of the swap contract shown in the Statement of Assets and Liabilities. In the event that the Referenced Obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term.

Premiums paid to or by the Portfolio are accrued daily and included in realized gain (loss) on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

As of December 31, 2007, the Portfolio had outstanding swap agreements as listed on its Schedule of Portfolio Investments.

H. Short Sales — The Portfolio may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Portfolio is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Interest expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Portfolio will incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the price of the security declines between those dates.

As of December 31, 2007, the Portfolio had outstanding short sales as listed on its Schedule of Portfolio Investments.

I. Commitments — The Portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risks exist on these commitments to the extent of any difference between the sales price and current market value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

J. Dollar Rolls — The Portfolio may enter into dollar rolls, principally using To Be Announced (TBA) securities, in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed-upon price on a fixed date. The Portfolio accounts for such dollar rolls as purchases and sales and receives compensation as consideration for entering into the commitment to repurchase. The Portfolio must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolio had TBA Dollar Rolls outstanding as of December 31, 2007, which are included in Receivable for Investment securities sold and Payable for Investment securities purchased on the Statement of Assets and Liabilities. The Portfolio reserves assets with a current value at least equal to the amount of its TBA Dollar Rolls.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

Purchases of TBA, when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Portfolio’s policy to reserve assets with a current value at least equal to the amount of its TBA, when-issued or delayed delivery purchase commitments.

L. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

M. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

N. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$25	$93,426	$(93,451)

The reclassifications for the Portfolio relate primarily to foreign currency gains or losses, foreign futures contracts and swap contract gains and losses.

O. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.30%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007, was $3,774.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.45% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.45%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   23

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 0.75% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2007.

Effective January 1, 2008, the contractual expense limitation will be 0.60% of the Portfolio’s average daily net assets. This expense limitation percentage will be in place until at least April 30, 2009.

For the year ended December 31, 2007, the Administrator reimbursed expenses for the Portfolio in the amount of $14,334. The Administrator does not expect the Portfolio to repay any such reimbursed fees in future years.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$555,247,861	$609,848,192	$13,467,293	$19,514,018

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$59,995,735	$338,867	$1,652,538	$(1,313,671)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$3,843,084	$3,843,084

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$3,438,384	$—	$3,438,384

24   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$2,991,937	$(1,099,243)	$(1,369,911)

The cumulative timing differences primarily consist of wash sale loss deferrals, mark-to-market of forward foreign currency contracts, mark-to-market of futures contracts, straddle loss deferrals, post October currency loss deferral and post October capital loss deferrals and defaulted bond interest accruals.

As of December 31, 2007, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2014	2015	Total
$375,278	$723,965	$1,099,243

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008 post October capital losses of $85,765 and currency losses of $4,288.

6. Borrowings

During the period, the Trust and JPMCB had entered into a financing arrangement. Under this arrangement, JPMCB provided an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement were available primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might have required the untimely disposition of securities, and were subject to the Portfolio’s borrowing restrictions. Interest on borrowings was payable at a rate determined by JPMCB at the time of borrowing. As of December 13, 2007, the Portfolio no longer participates in the credit facility.

The Portfolio had no borrowings at any time during the fiscal year ended December 31, 2007.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

The Portfolio is subject to the risk that should the Portfolio decide to sell an illiquid investment when a ready buyer is not available at a price the Portfolio deems representative of its value, the value of the Portfolio’s net assets could be adversely affected.

The Portfolio may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Bond Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

26   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.

Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy
Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.

(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   27

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

28   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Bond Portfolio
Actual	$1,000.00	$1,007.20	$3.95	0.78%
Hypothetical	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   29

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2007 to consider the continuation of the investment advisory agreement (“Advisory Agreement”) for the Bond Portfolio (“Portfolio”), whose annual report is contained herein. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 12, 2007.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;

2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;

3.	payments received by the Advisor and its affiliates in respect of the Portfolio and all Portfolios as a group;

4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to the Portfolio and to all Portfolios as a group;

5.	comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6.	extent to which the Advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;

7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolios;

8.	fees charged by the Advisor to other clients with similar investment objectives;

9.	the professional experience and qualifications of the Portfolio’s portfolio management teams and other senior personnel of the Advisor; and

10.	the terms of the Advisory Agreements.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of the Portfolio. The Trustees also took into account those interests of the Portfolio that were in common with those of the other Portfolios.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2007; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the asset management organization; the financial stability of the JPMorgan organization and the adequacy of the resources of the asset management organization; the commitment of

30   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

resources by the Advisor to compliance; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees considered this data both with and without the inclusion of certain expenses related to the earlier consolidation of the Advisor’s asset management organization. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio and the further reduction in total expenses agreed to by the Advisor for the period from January 1, 2008 through April 30, 2009.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including transfer agency and dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services. The Trustees concluded that in light of the foregoing and under the circumstances, fallout benefits are acceptable at the present time.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio and the further reduction in total expenses agreed to by the Advisor for the period from January 1, 2008 through April 30, 2009.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings and the performance attribution discussions with the Advisor at this meeting. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s investment performance is summarized below:

The Trustees noted that performance of the Bond Portfolio lagged its peers and benchmark. The Trustees discussed the

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   31

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

performance and investment strategy of the Fund with the Advisor, including the steps being taken to address performance. The Trustees concluded, within the overall context of their deliberations about the Portfolio’s advisory arrangements, that performance of the Portfolio was sufficient for renewal, but noted that they would be monitoring performance especially closely.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the actual management fees were below the median for competitor funds. The Trustees also noted that total expenses, after giving effect to the existing expense cap, exceeded the median for competitor funds, but that the Advisor had agreed to further reduce total expenses for the period from January 1, 2008 through April 30, 2009. Based on the foregoing, the Trustees concluded that under the circumstances and within the overall context of their deliberations about the Portfolio’s advisory arrangements, the advisory fee of the Portfolio is reasonable.

32   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Treasury Income

For the fiscal year ended December 31, 2007, the percentage of income earned from direct U.S. Treasury Obligations for the Portfolio was 3.23%.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   33

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-BP-1207

ANNUAL REPORT DECEMBER 31, 2007

J.P. Morgan

Series

Trust II

JPMorgan Mid Cap Value Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	7
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Trustees	17
Officers	18
Schedule of Shareholder Expenses	19
Board Approval of Investment Advisory Agreement	20
Tax Letter	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Mid Cap Value Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12 months ended December 31, 2007, along with a report from the portfolio managers.

“U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the first nine months of the year, the S&P 500 Index posted a respectable total return of 9.13%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, growth stocks outpaced their value counterparts. In the mid-cap segment, the Russell Midcap Growth Index returned 11.43%, while the Russell Midcap Value Index returned –1.42%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   1

JPMorgan Mid Cap Value Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	September 28, 2001
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$312,274,147
Primary Benchmark	Russell Midcap
Value Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Mid Cap Value Portfolio, which seeks growth from capital appreciation,* returned 2.45%** over the 12 months ended December 31, 2007, compared to the –1.42% return for the Russell Midcap Value Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio outperformed its benchmark for the period due primarily to stock selection in the financial and consumer discretionary sectors. At the individual stock level, Williams Companies Inc., a producer and supplier of natural gas, contributed to performance. The company’s shares increased dramatically after selling most of its power trading business to Bear Stearns. In addition, the company posted consecutive quarters of impressive earnings, citing higher natural gas production, increased margins and new pipeline rates. Assurant Inc., a U.S. specialty insurer, also helped returns. The company reported solid earnings results, driven by increased premium growth in its specialty property unit and higher-than-expected investment income. Analysts revised earnings estimates upward, based on lower-than-expected year-to-date catastrophic losses and increased volumes in its creditor-placed homeowners business.

On the downside, stock selection in the energy and materials sectors hurt returns. At the individual stock level, M & T Bank, a mid-Atlantic regional bank, detracted from performance. As concerns about sub-prime mortgages significantly devalued mortgage-backed securities, particularly Alt-A mortgage loans, the company’s earnings fell in early 2007. The company also posted disappointing third-quarter results, citing mortgage and other loan losses from rising delinquencies. Old Republic International Corporation, an insurance holding company, also dragged on returns. The company’s revenue declined in its mortgage guaranty and title insurance segments.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The portfolio management team employed a bottom-up approach to stock selection, constructing the Portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The team looked for undervalued companies with the potential to grow intrinsic value per share. The research process was designed to find quality companies that generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong, experienced management. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Synovus Financial Corp.	2.5%
2.	Williams Cos., Inc.	2.3
3.	Coventry Health Care, Inc.	2.2
4.	Assurant, Inc.	2.1
5.	Devon Energy Corp.	2.0
6.	Cincinnati Financial Corp.	2.0
7.	Brown-Forman Corp., Class B	1.8
8.	PG&E Corp.	1.8
9.	M&T Bank Corp.	1.7
10.	American Electric Power Co., Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.6%
Consumer Discretionary	18.7
Utilities	12.9
Industrials	8.3
Energy	7.4
Consumer Staples	6.5
Materials	5.6
Health Care	5.3
Information Technology	4.2
Telecommunication Services	3.4
Short-Term Investment	3.1

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2007. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	SINCE INCEPTION
MID CAP VALUE PORTFOLIO	9/28/01	2.45%	15.46%	14.25%

LIFE OF PORTFOLIO PERFORMANCE (9/28/01 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Mid Cap Value Portfolio commenced operations on September 28, 2001.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Mid Cap Value Portfolio, Russell Midcap Value Index, Lipper Variable Underlying Funds Mid-Cap Value Funds Index and Lipper Variable Annuity Mid-Cap Value Funds Index. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Portfolio is from September 28, 2001 to December 31, 2007. The performance of the indices reflects an initial investment as of September 30, 2001, the end of the month following the Portfolio’s inception. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Mid-Cap Value Funds Index and Lipper Variable Annuity Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates. The Lipper Variable Underlying Funds Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity Mid-Cap Value Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds Mid-Cap Value Funds Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   3

JPMorgan Mid Cap Value Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.5%
	Common Stocks — 96.5%
	Aerospace & Defense — 1.2%
31,600	Alliant Techsystems, Inc. (a)	3,594,816
	Auto Components — 0.8%
49,100	WABCO Holdings, Inc.	2,459,419
	Beverages — 2.5%
75,200	Brown-Forman Corp., Class B	5,573,072
88,160	Constellation Brands, Inc., Class A (a)	2,084,102
		7,657,174
	Building Products — 0.4%
67,800	Owens Corning, Inc. (a)	1,370,916
	Capital Markets — 2.2%
16,250	Affiliated Managers Group, Inc. (a)	1,908,725
6,200	Legg Mason, Inc.	453,530
26,800	Northern Trust Corp.	2,052,344
39,500	T. Rowe Price Group, Inc.	2,404,760
		6,819,359
	Chemicals — 3.5%
94,872	Albemarle Corp.	3,913,470
57,800	PPG Industries, Inc.	4,059,294
55,400	Sigma-Aldrich Corp.	3,024,840
		10,997,604
	Commercial Banks — 6.1%
54,400	Cullen/Frost Bankers, Inc.	2,755,904
66,500	M&T Bank Corp.	5,424,405
320,800	Synovus Financial Corp.	7,724,864
66,000	Wilmington Trust Corp.	2,323,200
17,640	Zions Bancorp	823,612
		19,051,985
	Commercial Services & Supplies — 1.1%
114,100	Republic Services, Inc.	3,577,035
	Computers & Peripherals — 0.8%
95,900	NCR Corp. (a)	2,407,090
	Construction Materials — 0.5%
20,800	Vulcan Materials Co.	1,645,072
	Containers & Packaging — 1.2%
82,900	Ball Corp.	3,730,500
	Distributors — 1.7%
114,200	Genuine Parts Co.	5,287,460
	Diversified Telecommunication Services — 2.0%
58,000	CenturyTel, Inc.	2,404,680
291,180	Windstream Corp.	3,791,164
		6,195,844
	Electric Utilities — 4.6%
116,500	American Electric Power Co., Inc.	5,424,240
67,800	FirstEnergy Corp.	4,904,652
158,400	Westar Energy, Inc.	4,108,896
		14,437,788
	Electrical Equipment — 1.0%
67,850	AMETEK, Inc.	3,178,094
	Electronic Equipment & Instruments — 2.3%
53,200	Amphenol Corp., Class A	2,466,884
117,900	Arrow Electronics, Inc. (a)	4,631,112
		7,097,996
	Energy Equipment & Services — 1.1%
85,000	Helix Energy Solutions Group, Inc. (a)	3,527,500
	Food & Staples Retailing — 2.3%
73,600	Safeway, Inc.	2,517,856
124,000	SUPERVALU, Inc.	4,652,480
		7,170,336
	Food Products — 0.6%
41,950	Dean Foods Co.	1,084,827
14,100	Wm. Wrigley, Jr., Co.	825,555
		1,910,382
	Gas Utilities — 4.1%
70,400	Energen Corp.	4,521,792
54,600	ONEOK, Inc.	2,444,442
58,900	Questar Corp.	3,186,490
92,900	UGI Corp.	2,531,525
		12,684,249
	Health Care Providers & Services — 4.2%
83,800	Community Health Systems, Inc. (a)	3,088,868
116,850	Coventry Health Care, Inc. (a)	6,923,362
5,529	Henry Schein, Inc. (a)	339,481
77,100	Lincare Holdings, Inc. (a)	2,710,836
		13,062,547
	Hotels, Restaurants & Leisure — 1.5%
84,600	Burger King Holdings, Inc.	2,411,946
63,600	Marriott International, Inc., Class A	2,173,848
		4,585,794
	Household Durables — 2.1%
66,800	Fortune Brands, Inc.	4,833,648
67,200	Jarden Corp. (a)	1,586,592
		6,420,240
	Household Products — 1.1%
54,600	Clorox Co.	3,558,282

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Industrial Conglomerates — 1.0%
85,400	Carlisle Cos., Inc.	3,162,362
	Insurance — 10.3%
12,700	AMBAC Financial Group, Inc.	327,279
95,350	Assurant, Inc.	6,378,915
153,463	Cincinnati Financial Corp.	6,067,927
35,600	Everest Re Group Ltd. (Bermuda)	3,574,240
337,862	Old Republic International Corp.	5,206,453
139,800	OneBeacon Insurance Group Ltd.	3,005,700
61,300	Principal Financial Group, Inc.	4,219,892
112,000	W.R. Berkley Corp.	3,338,720
		32,119,126
	IT Services — 0.7%
86,700	Western Union Co. (The)	2,105,076
	Machinery — 2.7%
116,000	Dover Corp.	5,346,440
68,800	Oshkosh Truck Corp.	3,251,488
		8,597,928
	Media — 4.5%
132,300	Cablevision Systems Corp., Class A (a)	3,241,350
69,700	Clear Channel Communications, Inc.	2,406,044
71,037	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,964,884
31,400	Lamar Advertising Co., Class A	1,509,398
39,600	Omnicom Group, Inc.	1,882,188
4,120	Washington Post Co. (The), Class B	3,260,692
		14,264,556
	Metals & Mining — 0.3%
13,900	Carpenter Technology Corp.	1,044,863
	Multi-Utilities — 4.1%
231,600	CMS Energy Corp.	4,025,208
126,300	PG&E Corp.	5,442,267
155,400	Xcel Energy, Inc.	3,507,378
		12,974,853
	Oil, Gas & Consumable Fuels — 6.3%
35,200	CVR Energy, Inc. (a)	877,888
71,100	Devon Energy Corp.	6,321,501
36,772	Kinder Morgan Management LLC (a)	1,946,710
63,200	Teekay Corp. (Bahamas)	3,362,872
197,400	Williams Cos., Inc.	7,062,972
		19,571,943
	Pharmaceuticals — 1.1%
187,200	Warner Chilcott Ltd., Class A (Bermuda) (a)	3,319,056
	Real Estate Investment Trusts (REITs) — 3.6%
32,800	Plum Creek Timber Co., Inc.	1,510,112
41,100	Public Storage	3,017,151
90,926	Rayonier, Inc.	4,295,344
26,800	Vornado Realty Trust	2,357,060
		11,179,667
	Real Estate Management & Development — 1.2%
165,350	Brookfield Properties Corp. (Canada)	3,182,987
12,300	Forest City Enterprises, Inc., Class A	546,612
		3,729,599
	Road & Rail — 0.8%
47,000	Norfolk Southern Corp.	2,370,680
	Software — 0.5%
65,300	Jack Henry & Associates, Inc.	1,589,402
	Specialty Retail — 5.7%
84,167	AutoNation, Inc. (a)	1,318,055
33,950	AutoZone, Inc. (a)	4,070,945
118,200	Limited Brands, Inc.	2,237,526
151,200	Staples, Inc.	3,488,184
53,600	Tiffany & Co.	2,467,208
150,700	TJX Cos., Inc.	4,329,611
		17,911,529
	Textiles, Apparel & Luxury Goods — 2.3%
55,500	Columbia Sportswear Co.	2,446,995
70,600	V.F. Corp.	4,847,396
		7,294,391
	Thrifts & Mortgage Finance — 1.1%
192,300	People’s United Financial, Inc.	3,422,940
	Wireless Telecommunication Services — 1.4%
75,200	Telephone & Data Systems, Inc.	4,331,520
	Total Long-Term Investments (Cost $262,648,057)	301,416,973
Short-Term Investment — 3.1%
	Investment Company — 3.1%
9,509,977	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $9,509,977)	9,509,977
	Total Investments — 99.6% (Cost $272,158,034)	310,926,950
	Other Assets in Excess of Liabilities — 0.4%	1,347,197
	NET ASSETS — 100.0%	$312,274,147

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   5

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

ABBREVIATIONS

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Mid Cap Value Portfolio
ASSETS:
Investments in non-affiliates, at value	$301,416,973
Investments in affiliates, at value	9,509,977
Total investment securities, at value	310,926,950
Cash	19,344
Receivables:
Investment securities sold	260,289
Portfolio shares sold	1,243,955
Interest and dividends	540,818
Total Assets	312,991,356

LIABILITIES:
Payables:
Investment securities purchased	26,640
Portfolio shares redeemed	342,539
Accrued liabilities:
Investment advisory fees	187,405
Administration fees	46,035
Custodian and accounting fees	5,869
Other	108,721
Total Liabilities	717,209
Net Assets	$312,274,147

NET ASSETS:
Paid in capital	$252,498,489
Accumulated undistributed (distributions in excess of) net investment income	2,789,524
Accumulated net realized gains (losses)	18,217,218
Net unrealized appreciation (depreciation)	38,768,916
Total Net Assets	$312,274,147

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	10,180,560
Net asset value, offering and redemption price per share	$30.67

Cost of investments in non-affiliates	$262,648,057
Cost of investments in affiliates	9,509,977

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   7

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Mid Cap Value Portfolio
INVESTMENT INCOME:
Dividend income	$5,576,031
Dividend income from affiliates (a)	578,239
Foreign taxes withheld	(12,078)
Total investment income	6,142,192

EXPENSES:
Investment advisory fees	2,238,827
Administration fees	1,374,843
Custodian and accounting fees	39,368
Professional fees	108,536
Trustees’ and Chief Compliance Officer’s fees	11,540
Printing and mailing costs	170,120
Transfer agent fees	20,686
Other	36,553
Total expenses	4,000,473
Less amounts waived	(799,573)
Less earnings credits	(2,568)
Net expenses	3,198,332
Net investment income (loss)	2,943,860

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	18,958,537
Change in net unrealized appreciation (depreciation) of investments	(14,794,566)
Net realized/unrealized gains (losses)	4,163,971
Change in net assets resulting from operations	$7,107,831

______________

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Mid Cap Value Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,943,860	$2,808,019
Net realized gain (loss)	18,958,537	14,382,202
Change in net unrealized appreciation (depreciation)	(14,794,566)	27,452,626
Change in net assets resulting from operations	7,107,831	44,642,847

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,808,094)	(1,701,476)
From net realized gains	(14,165,765)	(6,874,826)
Total distributions to shareholders	(16,973,859)	(8,576,302)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	71,490,518	59,191,704
Dividends and distributions reinvested	16,973,859	8,576,302
Cost of shares redeemed	(64,932,388)	(78,846,540)
Change in net assets from capital transactions	23,531,989	(11,078,534)

NET ASSETS:
Change in net assets	13,665,961	24,988,011
Beginning of period	298,608,186	273,620,175
End of period	$312,274,147	$298,608,186
Accumulated undistributed (distributions in excess of) net investment income	$2,789,524	$2,808,019

SHARE TRANSACTIONS:
Issued	2,240,899	2,029,376
Reinvested	532,430	297,388
Redeemed	(2,053,808)	(2,694,922)
Change in shares	719,521	(368,158)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Portfolio
Year Ended December 31, 2007	$31.56	$0.28		$0.56	$0.84	$(0.29)	$(1.44)	$(1.73)
Year Ended December 31, 2006	27.84	0.30		4.31	4.61	(0.18)	(0.71)	(0.89)
Year Ended December 31, 2005	25.92	0.15		2.19	2.34	(0.05)	(0.37)	(0.42)
Year Ended December 31, 2004	21.59	0.08	(b)	4.44	4.52	(0.07)	(0.12)	(0.19)
Year Ended December 31, 2003	16.72	0.09	(b)	4.85	4.94	(0.07)	—	(0.07)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 30.67	2.45%	$312,274	1.00%	0.92%	1.25%	48%
31.56	16.84	298,608	1.00	0.99	1.25	45
27.84	9.21	273,620	1.00	0.80	1.26	46
25.92	21.06	120,144	1.00	0.63	1.25	51
21.59	29.63	29,365	1.00	0.76	1.58	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Mid Cap Value Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Portfolio shares are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

E.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(154,261)	$154,261

The reclassifications for the Portfolio relate primarily to differences in character for tax purposes of non-taxable special dividends.

G.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.70%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007 was $20,960.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

The Administrator waived Administration fees as outlined in Note 3.E.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 1.25% of the Portfolio’s average daily net assets. In addition, the Administrator may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. The current expense ratio is 1.00%.

The contractual expense limitation agreement was in effect for the year ended December 31, 2007. The contractual expense limitation percentage above is in place until at least April 30, 2008.

For the year ended December 31, 2007, the Administrator voluntarily waived $799,573. The Administrator does not expect the Portfolio to repay any such waived fees in future years.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$160,114,396	$148,362,365

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$272,836,543	$49,780,274	$11,689,867	$38,090,407

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable special dividends.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$7,548,494	$9,425,365	$16,973,859

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$5,076,121	$3,500,181	$8,576,302

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)

$3,581,572	$18,103,677	$38,090,407

The cumulative timing differences primarily consist of wash sale loss deferrals and non-taxable special dividends.

6. Borrowings

During the period, the Trust and JPMCB had entered into a financing arrangement. Under this arrangement, JPMCB provided an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement were available primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might have required the untimely disposition of securities, and were subject to the Portfolio’s borrowing restrictions. Interest on borrowings was payable at a rate determined by JPMCB at the time of borrowing. As of December 13, 2007, the Portfolio no longer participates in the credit facility.

The Portfolio had no borrowings at any time during the fiscal year ended December 31, 2007.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and Shareholders of
JPMorgan Mid Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Value Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.

Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy

Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.

(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2004)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Mid Cap Value Portfolio
Actual	$1,000.00	$951.60	$4.92	1.00%
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2007 to consider the continuation of the investment advisory agreement (“Advisory Agreement”) for the Mid Cap Value Portfolio (“Portfolio”), whose annual report is contained herein. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 12, 2007.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;

2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;

3.	payments received by the Adviser and its affiliates in respect of the Portfolio and all Portfolios as a group;

4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to the Portfolio and to all Portfolios as a group;

5.	comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6.	extent to which the Advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;

7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolio;

8.	fees charged by the Advisor to other clients with similar investment objectives;

9.	the professional experience and qualifications of the Portfolio’s portfolio management teams and other senior personnel of the Advisor; and

10.	the terms of the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of the Portfolio. The Trustees also took into account those interests of the Portfolio that were in common with those of other Portfolios.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2007; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the asset management organization; the

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

financial stability of the JPMorgan organization and the adequacy of the resources of the asset management organization; the commitment of resources by the Advisor to compliance; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees considered this data both with and without the inclusion of certain expenses related to the earlier consolidation of the Advisor’s asset management organization. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement, although sizeable, was not unreasonable in light of the services and benefits provided to the Portfolio. The Trustees noted that the Portfolio’s superior long term performance justified current profitability levels.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including transfer agency and dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services. The Trustees concluded that in light of the foregoing and under the circumstances, fallout benefits are acceptable at the present time.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings and the performance attribution discussions with the Advisor at this meeting. The

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s investment performance is summarized below:

The Trustees noted that the longer term performance of the Mid Cap Value Portfolio compared more favorably against peers, but that recent performance had lagged its peers and its benchmark. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor and noted the Advisor’s observation that more recent performance was improving. The Trustees concluded, within the overall context of their deliberations about the Portfolio’s advisory arrangements, that performance was sufficient for renewal.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that actual management fees exceeded the median for competitor funds. The Trustees also noted that total expenses, after giving effect to the existing expense cap, exceeded the median for competitor funds but that the excess was a relatively small number of basis points. Based on the foregoing, the Trustees concluded that under the circumstances and within the overall context of their deliberations about the Portfolio’s advisory arrangements, the advisory fee of the Portfolio is reasonable.

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Dividends Received Deductions (DRD)

64.02% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $9,425,365 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   23

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-MCVP-1207

ANNUAL REPORT DECEMBER 31, 2007

J.P. Morgan

Series

Trust II

JPMorgan U.S. Large Cap Core Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Trustees	17
Officers	18
Schedule of Shareholder Expenses	19
Board Approval of Investment Advisory Agreement	20
Tax Letter	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan U.S. Large Cap Core Equity Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12 months ended December 31, 2007, along with a report from the portfolio managers.

“U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the first nine months of the year, the S&P 500 Index posted a respectable total return of 9.13%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, large-cap growth stocks fared the best in the year’s challenging climate and, across the board, growth stocks outpaced their value counterparts. The Russell 1000 Growth Index posted a return of 11.81% for the 12 months, compared with –0.17% for the Russell 1000 Value Index.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   1

JPMorgan U.S. Large Cap Core Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$46,295,590
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan U.S. Large Cap Core Equity Portfolio, which seeks to provide high total return from a portfolio of selected equity securities,* returned 1.66%** for the 12 months ended December 31, 2007, compared to the 5.49% return for the S&P 500 Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Portfolio underperformed its benchmark for the period due primarily to stock selection in the capital markets, insurance and industrial cyclical sectors.

Cable operator Comcast Corp. was a top detractor from performance. Shares were down sharply as the company cut its outlook due to a slowdown in subscriber growth, a weakening economy and increasing competition from satellite operators. Also detracting from performance was Ambac Financial Group, Inc., a bond insurer, due to continued credit market turmoil, concerns about its exposure to sub-prime mortgages, and mark-to-market losses in its credit derivative portfolio. Diversified financial services company Citigroup, Inc. also detracted from performance due to multiple industry headwinds, including a declining U.S housing and mortgage market, deteriorating consumer credit, and concerns about additional credit-related losses and potential liquidity issues.

On the positive side, stock selection in the retail, software and services, and auto and transportation sectors contributed to performance.

Shares of energy producer Occidental Petroleum Corp. advanced as crude oil prices surged to all-time highs in the period as earnings topped analyst expectations due to increased production and gains from multiple asset sales. Another contributor to overall performance was fast food chain McDonald’s Corp. Shares rose on news of robust sales in high-margin coffee products, putting the company in direct competition with Starbucks and Dunkin Donuts. The company also pointed to continued growth of its breakfast business, beverages and new food products, as well as rising sales in Asia-Pacific, the Middle East and Africa. Chemical company Praxair, Inc. also contributed to the Portfolio as the company reported solid earnings. The company benefited from the oligopolistic nature of the gas industry and growth in Asian markets. Praxair also announced a $1 billion share repurchase program to be completed over the next two years.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	The Portfolio was positioned based on our bottom-up approach to stock selection and is constructed to optimize use of the information advantage in our equity research. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The portfolio manager continued to focus on overweighting companies in each sector of the market that are deemed to be attractively priced relative to future earnings prospects. Style characteristics and sector weightings were kept in line with the S&P 500 Index to minimize volatility relative to the index and to ensure that stock selection remains the key driver of returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.9%
2.	Exxon Mobil Corp.	3.3
3.	Altria Group, Inc.	3.1
4.	Cisco Systems, Inc.	2.9
5.	Wal-Mart Stores, Inc.	2.7
6.	Merck & Co., Inc.	2.6
7.	Bank of America Corp.	2.6
8.	News Corp., Class A	2.5
9.	Hewlett-Packard Co.	2.4
10.	Procter & Gamble Co.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.8%
Financials	15.0
Consumer Staples	12.5
Energy	11.8
Health Care	11.7
Industrials	10.2
Consumer Discretionary	8.3
Telecommunication Services	3.5
Materials	3.0
Utilities	2.9
Short-Term Investment	0.3

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
U.S. LARGE CAP CORE EQUITY PORTFOLIO	1/3/95	1.66%	11.00%	3.83%

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan U.S. Large Cap Core Equity Portfolio, S&P 500 Index, Lipper Variable Underlying Funds Large-Cap Core Funds Index and Lipper Variable Annuity Large-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Large-Cap Core Funds Index and Lipper Variable Annuity Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Variable Underlying Funds Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity Large-Cap Core Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds Large-Cap Core Funds Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   3

JPMorgan U.S. Large Cap Core Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 4.1%
4,775	Boeing Co.	417,622
9,075	Raytheon Co.	550,852
11,975	United Technologies Corp.	916,566
		1,885,040
	Auto Components — 1.6%
20,400	Johnson Controls, Inc.	735,216
	Beverages — 0.8%
6,375	Coca-Cola Co. (The)	391,234
	Biotechnology — 0.5%
4,600	Celgene Corp. (a)	212,566
	Capital Markets — 2.9%
3,800	Lehman Brothers Holdings, Inc.	248,672
11,800	Morgan Stanley	626,698
24,400	TD Ameritrade Holding Corp. (a)	489,464
		1,364,834
	Chemicals — 2.1%
5,725	Praxair, Inc.	507,865
8,600	Rohm & Haas Co.	456,402
		964,267
	Commercial Banks — 2.9%
11,975	Wachovia Corp.	455,409
28,800	Wells Fargo & Co.	869,472
		1,324,881
	Communications Equipment — 5.3%
49,375	Cisco Systems, Inc. (a)	1,336,581
30,725	Corning, Inc.	737,093
9,175	QUALCOMM, Inc.	361,036
		2,434,710
	Computers & Peripherals — 6.6%
2,350	Apple, Inc. (a)	465,488
22,675	Dell, Inc. (a)	555,764
21,425	Hewlett-Packard Co.	1,081,534
8,775	International Business Machines Corp.	948,578
		3,051,364
	Construction Materials — 0.5%
8,300	Cemex S.A.B. de C.V. ADR (Mexico) (a)	214,555
	Consumer Finance — 1.1%
9,975	American Express Co.	518,900
	Diversified Financial Services — 3.9%
28,900	Bank of America Corp.	1,192,414
20,050	Citigroup, Inc.	590,272
		1,782,686
	Diversified Telecommunication Services — 3.5%
17,600	AT&T, Inc.	731,456
20,475	Verizon Communications, Inc.	894,553
		1,626,009
	Electric Utilities — 2.9%
10,200	American Electric Power Co., Inc.	474,912
11,575	Edison International	617,758
3,200	FirstEnergy Corp.	231,488
		1,324,158
	Electronic Equipment & Instruments — 0.3%
3,512	Tyco Electronics Ltd. (Bermuda)	130,401
	Energy Equipment & Services — 2.3%
6,400	Baker Hughes, Inc.	519,040
5,800	Schlumberger Ltd.	570,546
		1,089,586
	Food & Staples Retailing — 5.6%
9,275	CVS/Caremark Corp.	368,681
29,200	Safeway, Inc.	998,932
25,550	Wal-Mart Stores, Inc.	1,214,392
		2,582,005
	Food Products — 0.7%
9,933	Kraft Foods, Inc.	324,114
	Health Care Equipment & Supplies — 0.5%
4,375	Baxter International, Inc.	253,969
	Health Care Providers & Services — 2.5%
11,775	Cardinal Health, Inc.	680,006
5,675	WellPoint, Inc. (a)	497,868
		1,177,874
	Hotels, Restaurants & Leisure — 2.7%
12,700	McDonald’s Corp.	748,157
6,800	Royal Caribbean Cruises Ltd.	288,592
9,000	Wyndham Worldwide Corp.	212,040
		1,248,789
	Household Products — 2.2%
13,775	Procter & Gamble Co.	1,011,360
	Industrial Conglomerates — 2.0%
25,375	General Electric Co.	940,651
	Insurance — 3.3%
6,275	Allstate Corp. (The)	327,743
5,850	AMBAC Financial Group, Inc.	150,755
5,475	Hartford Financial Services Group, Inc.	477,365
10,775	Travelers Cos., Inc. (The)	579,695
		1,535,558

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — 2.7%
1,050	Google, Inc., Class A (a)	726,054
22,800	Yahoo!, Inc. (a)	530,328
		1,256,382
	Machinery — 1.8%
5,800	Caterpillar, Inc.	420,848
9,100	Dover Corp.	419,419
		840,267
	Media — 3.3%
22,550	Comcast Corp., Special Class A (a)	408,606
149	Gemstar-TV Guide International, Inc. (a)	709
54,900	News Corp., Class A	1,124,901
		1,534,216
	Metals & Mining — 0.5%
1,800	United States Steel Corp.	217,638
	Multiline Retail — 0.6%
5,900	Kohl’s Corp. (a)	270,220
	Oil, Gas & Consumable Fuels — 9.3%
7,475	Chevron Corp.	697,642
4,100	Devon Energy Corp.	364,531
27,650	El Paso Corp.	476,686
16,150	Exxon Mobil Corp.	1,513,093
4,650	Marathon Oil Corp.	282,999
12,450	Occidental Petroleum Corp.	958,526
		4,293,477
	Pharmaceuticals — 8.0%
11,200	Abbott Laboratories	628,880
3,725	Johnson & Johnson	248,457
20,800	Merck & Co., Inc.	1,208,688
38,835	Pfizer, Inc.	882,720
28,200	Schering-Plough Corp.	751,248
		3,719,993
	Road & Rail — 2.2%
19,950	Norfolk Southern Corp.	1,006,278
	Semiconductors & Semiconductor Equipment — 1.2%
25,600	Xilinx, Inc.	559,872
	Software — 4.5%
49,600	Microsoft Corp.	1,765,760
13,775	Oracle Corp. (a)	311,039
		2,076,799
	Thrifts & Mortgage Finance — 0.7%
10,000	Freddie Mac	340,700
	Tobacco — 3.0%
18,500	Altria Group, Inc.	1,398,230
	Total Long-Term Investments (Cost $36,717,098)	45,638,799
Short-Term Investment — 0.3%
	Investment Company — 0.3%
158,142	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $158,142)	158,142
	Total Investments — 98.9% (Cost $36,875,240)	45,796,941
	Other Assets in Excess of Liabilities — 1.1%	498,649
	NET ASSETS — 100.0%	$46,295,590

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.
(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.
ADR—	American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

U.S. Large Cap Core Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$45,638,799
Investments in affiliates, at value	158,142
Total investment securities, at value	45,796,941
Cash	79
Receivables:
Investment securities sold	511,162
Portfolio shares sold	54,004
Interest and dividends	68,467
Total Assets	46,430,653

LIABILITIES:
Payables:
Portfolio shares redeemed	34,598
Accrued liabilities:
Investment advisory fees	14,114
Administration fees	5,205
Custodian and accounting fees	4,822
Other	76,324
Total Liabilities	135,063
Net Assets	$46,295,590

NET ASSETS:
Paid in capital	$49,173,485
Accumulated undistributed (distributions in excess of) net investment income	505,284
Accumulated net realized gains (losses)	(12,304,880)
Net unrealized appreciation (depreciation)	8,921,701
Total Net Assets	$46,295,590

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	2,931,521
Net asset value, offering and redemption price per share	$15.79

Cost of investments in non-affiliates	$36,717,098
Cost of investments in affiliates	158,142

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

U.S. Large Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividend income	$908,851
Dividend income from affiliates (a)	23,186
Total investment income	932,037

EXPENSES:
Investment advisory fees	175,408
Administration fees	81,738
Custodian and accounting fees	25,954
Interest expense	744
Professional fees	58,991
Trustees’ and Chief Compliance Officer’s fees	1,803
Printing and mailing costs	54,080
Transfer agent fees	18,528
Other	9,542
Total expenses	426,788
Less earnings credits	(54)
Net expenses	426,734
Net investment income (loss)	505,303

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	4,046,382
Change in net unrealized appreciation (depreciation) of investments	(3,612,841)
Net realized/unrealized gains (losses)	433,541
Change in net assets resulting from operations	$938,844

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	U.S. Large Cap Core Equity Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$505,303	$549,107
Net realized gain (loss)	4,046,382	2,365,757
Change in net unrealized appreciation (depreciation)	(3,612,841)	4,827,560
Change in net assets resulting from operations	938,844	7,742,424

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(549,100)	(495,528)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	4,102,213	3,862,521
Dividends and distributions reinvested	549,100	495,528
Cost of shares redeemed	(11,317,792)	(7,991,424)
Change in net assets from capital transactions	(6,666,479)	(3,633,375)

NET ASSETS:
Change in net assets	(6,276,735)	3,613,521
Beginning of period	52,572,325	48,958,804
End of period	$46,295,590	$52,572,325
Accumulated undistributed (distributions in excess of) net investment income	$505,284	$549,081

SHARE TRANSACTIONS:
Issued	254,824	270,354
Reinvested	33,979	34,847
Redeemed	(703,372)	(560,012)
Change in shares	(414,569)	(254,811)

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
U.S. Large Cap Core Equity Portfolio
Year Ended December 31, 2007	$15.71	$0.16	(b)	$0.09	$0.25	$(0.17)
Year Ended December 31, 2006	13.60	0.17		2.08	2.25	(0.14)
Year Ended December 31, 2005	13.59	0.15		0.03	0.18	(0.17)
Year Ended December 31, 2004	12.51	0.16		1.02	1.18	(0.10)
Year Ended December 31, 2003	9.84	0.10		2.65	2.75	(0.08)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$ 15.79	1.60%	$46,296	0.85%	1.01%	0.85%	39%
15.71	16.65	52,572	0.85	1.09	0.85	29
13.60	1.35	48,959	0.85	0.98	0.85	45
13.59	9.49	54,429	0.85	1.24	0.85	36
12.51	28.14	51,208	0.85	0.89	0.85	86

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan U.S. Large Cap Core Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

C.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

D.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

E.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

F.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.35%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007, was $838.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.50% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.50%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 0.85% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2007. The expense limitation percentage above is in place until at least April 30, 2008.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$19,363,502	$26,261,166

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$37,283,543	$10,201,496	$1,688,098	$8,513,398

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$549,100	$549,100

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$495,528	$495,528

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$505,285	$(11,615,670)	$8,513,398

The cumulative timing differences primarily consist of wash sale loss deferrals and post October losses.

As of December 31, 2007, the Portfolio had net capital loss carryforwards, which are available to offset future realized gains:

2010	2011	Total
$8,564,157	$3,051,513	$11,615,670

During the year ended December 31, 2007, the Portfolio utilized capital loss carryforwards of $4,201,330.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008 post October capital losses of $280,908.

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

6. Borrowings

During the period, the Trust and JPMCB had entered into a financing arrangement. Under this arrangement, JPMCB provided an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement were available primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might have required the untimely disposition of securities, and were subject to the Portfolio’s borrowing restrictions. Interest on borrowings was payable at a rate determined by JPMCB at the time of borrowing. As of December 13, 2007, the Portfolio no longer participates in the credit facility.

The Portfolio had no borrowings at any time during the fiscal year ended December 31, 2007.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan U.S. Large Cap Core Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Large Cap Core Equity Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.

Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy
Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.
(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
U.S. Large Cap Core Equity Portfolio
Actual	$1,000.00	$958.70	$4.20	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2007 to consider the continuation of the investment advisory agreement (“Advisory Agreement”) for the U.S. Large Cap Core Equity Portfolio (“Portfolio”), whose annual report is contained herein. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 12, 2007.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;

2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;

3.	payments received by the Advisor and its affiliates in respect of the Portfolio and all Portfolios as a group;

4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to the Portfolio and to all Portfolios as a group;

5.	comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;

6.	extent to which the Advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;

7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolio;

8.	fees charged by the Advisor to other clients with similar investment objectives;

9.	the professional experience and qualifications of the Portfolio’s portfolio management teams and other senior personnel of the Advisor; and

10.	the terms of the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of the Portfolio. The Trustees also took into account those interests of the Portfolio that were in common with those of other Portfolios.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2007; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

asset management organization; the financial stability of the JPMorgan organization and the adequacy of the resources of the asset management organization; the commitment of resources by the Advisor to compliance; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees considered this data both with and without the inclusion of certain expenses related to the earlier consolidation of the Advisor’s asset management organization. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement was not unreasonable in light of the services and benefits provided to the Portfolio.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including transfer agency and dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services. The Trustees concluded that in light of the foregoing and under the circumstances, fallout benefits are acceptable at the present time.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings and the performance attribution discussions with the Advisor at this meeting. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s investment performance is summarized below:

The Trustees noted that the performance of the U.S. Large Cap Core Equity Portfolio lagged its peers and benchmark.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

The Trustees discussed the performance and investment strategy of the Fund with the Advisor and noted the steps being taken by the Advisor to address performance, including a change in portfolio manager. The Trustees concluded, within the overall context of their deliberations about the Portfolio’s advisory arrangements, that performance was sufficient for renewal, but noted that they would be monitoring performance especially closely.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that the U.S. Large Cap Core Equity Portfolio’s actual management fees and total expenses were below the median for competitor funds. Based on the foregoing, the Trustees concluded that under the circumstances and within the overall context of their deliberations about the Portfolio’s advisory arrangements, the advisory fee of the Portfolio is reasonable.

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Dividends Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   23

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-USLCCEP-1207

ANNUAL REPORT DECEMBER 31, 2007

J.P. Morgan

Series

Trust II

JPMorgan International Equity Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	6
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Trustees	17
Officers	18
Schedule of Shareholder Expenses	19
Board Approval of Investment Advisory Agreement	20
Tax Letter	23

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan International Equity Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12 months ended December 31, 2007, along with a report from the portfolio managers.

“Overall, healthy economic growth, solid corporate profitability and, generally, contained inflation fueled strong global stock market gains for the 12-month period.”

Overseas markets outpace U.S. stocks

Overall, healthy economic growth, solid corporate profitability and, generally, contained inflation fueled strong global stock market gains for the 12-month period. The developed international markets, as measured by the MSCI EAFE Index, returned 11.17% for the year, compared to 5.49% for the S&P 500 Index, which is generally reflective of the performance of U.S. stocks. Emerging market stocks were the standout performers, with the MSCI Emerging Markets Index returning 39.78% for the year.

Returns mask credit-market induced volatility

The solid performance for global equities masked bouts of strong volatility stemming from the meltdown in the U.S. subprime mortgage market and resulting credit crunch. Liquidity concerns in the secondary credit and interbank markets prompted central banks globally to take a series of corrective measures, most notably in the form of large reserve injections by the Federal Reserve (Fed), European Central Bank (ECB), Bank of Japan and, eventually, the Bank of England.

The confidence these efforts helped to restore was short-lived, though. Candid loss disclosures by major financial institutions gave way to renewed risk aversion prior to year-end, as it became increasingly clear more credit-related challenges lay ahead.

Banks tighten lending standards

The pressures exerted on bank capital ratios via accumulated losses and involuntary balance sheet expansion amplified those credit-related challenges. Financial institutions in Europe followed their U.S. counterparts in tightening lending standards for commercial and industrial loans. Banks also tightened appreciably their standards for consumer credit, with a growing number of banks becoming less willing to extend consumer installment loans.

At the same time, expectations for aggressive easing of developed world policy rates moderated. The Fed reverted to 25-basis-point (bp) rate cuts in October and December (after a 50-bp cut in September), while the ECB stayed firmly on hold, revealing in its post-meeting press conference it had discussed a rate hike. Stronger-than-expected inflation reports for November did little to assuage those concerns. December’s announcement of a U.S. government plan to slow the pace of rising foreclosures by freezing resets on adjustable-rate subprime mortgages, as well as coordinated efforts by global central banks to alleviate bank liquidity pressures through term-lending auctions, had a limited effect on investor sentiment.

Emerging markets remain in favor

Emerging market equities posted stellar performance for the year, primarily because they were largely removed from the widespread credit bust. With economic and profit growth remaining solid in the emerging world, fundamental support was a tailwind throughout the year, despite sharp intermittent corrections.

In addition, rising commodity prices and investors’ robust appetite for risk throughout much of the year — even in the wake of tighter credit markets — bolstered the performance of emerging market stocks.

Accumulated capital in emerging economies may be a stabilizing force for the world’s developed markets. The approximately $35 billion of injections from Asian and Gulf States in late 2007 barely scratches the surface of the total amount available for investment by reserve-rich sovereigns. This is the key difference between now and other periods of weakness in developed economies.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   1

JPMorgan International Equity Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS

Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$83,638,867
Primary Benchmark	MSCI EAFE Index

Q:	HOW DID THE PORTFOLIO PERFORM?
A:	The JPMorgan International Equity Portfolio, which seeks to provide high total return from a portfolio of equity securities of foreign companies,* returned 9.33%** for the 12 months ended December 31, 2007, compared to the 11.17% return for the MSCI EAFE Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?
A:	The Portfolio underperformed its benchmark during the reporting period. At the regional level, holdings in Europe ex-U.K. and in the Pacific ex-Japan weighed on relative performance, while exposure to the emerging markets and Japan contributed to performance. Sector-wise, financials and healthcare hurt overall returns, while energy and materials contributed to performance.

From a stock level, Wolseley plc, a U.K. distributor of plumbing and heating equipment, was a major detractor, as its U.S. division suffered due to the housing woes since the company derives over half of its revenues from the U.S. There are also concerns that ongoing interest rate hikes in the U.K. would be detrimental to the company, as its debt levels jumped following last year’s purchase of DT Group. The U.K. bank Barclays Capital also detracted from performance. Its shares were weighed down by concerns over exposure to the U.S. sub-prime mortgage lending crisis, the potential for spill-over into the commercial mortgage market and the possibility of write-downs on subprime-linked securities in 2008.

On a positive note, Brazilian oil and gas company Petroleo Brasileiro, was a strong performer following the announcement of a series of potentially sizeable discoveries. Shares reflected the strength in crude oil and the company’s continued success of its exploration program. The crude oil market remained buoyant throughout the year as geopolitical tensions coupled with strong demand to perpetuate perceptions of market tightness. Shares of Companhia Vale do Rio Doce, a Brazilian diversified mineral company, also contributed to returns as the market became increasingly focused on news about an early positive settlement of iron ore price negotiations.

Q:	HOW WAS THE PORTFOLIO MANAGED?
A:	The Portfolio focuses on stock selection to build a diversified portfolio of international equities demonstrating attractive earnings growth prospects at reasonable valuations. We seek to identify large-cap, high-quality companies with robust growth profiles. We define quality companies as those with high returns on equity, sustainable earnings and healthy balance sheets. Overall, we continue to believe equities are attractively valued. We maintain a preference for Europe, although we remain aware of housing market concerns and the high level of the euro, which has placed competitive pressures on exporting companies. We still find Japanese equities attractive, particularly because they seem to have depressed valuation levels relative to their global peers. We remain focused on large-cap securities, reflecting the relative attractiveness of their valuations, and continue to view many emerging market opportunities as fully valued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	3.9%
2.	HSBC Holdings plc (United Kingdom)	2.8
3.	Vodafone Group plc (United Kingdom)	2.8
4.	ENI S.p.A. (Italy)	2.8
5.	Tesco plc (United Kingdom)	2.2
6.	Siemens AG (Germany)	2.2
7.	E.ON AG (Germany)	2.2
8.	Standard Chartered plc (United Kingdom)	2.1
9.	Nokia OYJ (Finland)	2.1
10.	Nestle S.A. (Switzerland)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	24.2%
Japan	18.3
France	14.2
Switzerland	11.9
Germany	7.8
Italy	5.1
Netherlands	4.4
Brazil	3.2
Australia	2.1
Finland	2.1
Spain	1.9
Belgium	1.5
Hong Kong	1.1
Other (less than 1.0%)	2.2

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
INTERNATIONAL EQUITY PORTFOLIO	1/3/95	9.33%	18.28%	6.30%

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual Funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan International Equity Portfolio, MSCI EAFE Index, Lipper Variable Underlying Funds International Core Funds Index and Lipper Variable Annuity International Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the MSCI EAFE Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds International Core Funds Index and Lipper Variable Annuity International Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index and is a representation (or model) of the performance of the world’s equity markets, excluding the U.S. and Canada. The Lipper Variable Underlying Funds International Core Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity International Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds International Core Funds Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Portfolio may also be subject to the additional risk of non-diversified “regional” investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   3

JPMorgan International Equity Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3% (l)
	Common Stocks — 99.3%
	Australia — 2.1%
42,180	BHP Billiton Ltd.	1,474,533
2,628	Rio Tinto Ltd.	305,725
		1,780,258
	Belgium — 1.5%
24,996	Dexia S.A.	627,578
24,480	Fortis	642,713
		1,270,291
	Brazil — 3.2%
37,064	Companhia Vale do Rio Doce ADR	1,210,881
12,596	Petroleo Brasileiro S.A. ADR	1,451,563
		2,662,444
	Egypt — 0.3%
1,135	Orascom Construction Industries GDR	235,467
	Finland — 2.1%
45,086	Nokia OYJ	1,732,082
	France — 14.1%
9,400	Accor S.A.	751,442
39,374	AXA S.A.	1,569,798
13,226	BNP Paribas	1,435,020
8,480	Compagnie de Saint-Gobain	799,139
8,612	Imerys S.A.	709,064
7,005	Lafarge S.A.	1,272,020
4,800	Pernod-Ricard S.A.	1,107,752
10,200	Sanofi-Aventis	933,711
39,136	Total S.A.	3,240,473
		11,818,419
	Germany — 7.8%
3,230	BASF AG	478,275
18,850	Deutsche Post AG	641,740
8,406	E.ON AG	1,787,301
4,229	Linde AG	560,599
15,970	SAP AG	824,111
11,315	Siemens AG	1,791,839
14,798	Symrise AG (a)	411,265
		6,495,130
	Hong Kong — 1.1%
59,300	Esprit Holdings Ltd.	873,208
	Italy — 5.1%
62,674	ENI S.p.A.	2,287,371
119,400	Intesa Sanpaolo S.p.A.	939,626
126,100	UniCredito Italiano S.p.A.	1,037,222
		4,264,219
	Japan — 18.1%
17,800	Astellas Pharma, Inc.	771,997
18,800	Canon, Inc.	860,412
9,900	Daikin Industries Ltd.	552,183
80	East Japan Railway Co.	658,043
2,300	Hirose Electric Co., Ltd.	263,948
25,700	Honda Motor Co., Ltd.	848,996
80	Japan Tobacco, Inc.	473,020
13,500	Komatsu Ltd.	362,059
52,100	Mitsubishi Corp.	1,410,070
105,000	Mitsubishi UFJ Financial Group, Inc.	990,142
29,000	Mitsui Fudosan Co., Ltd.	625,427
85	Mizuho Financial Group, Inc.	404,893
12,100	Nidec Corp.	874,252
63,800	Nissan Motor Co., Ltd.	696,345
9,800	Nitto Denko Corp.	515,057
23,900	Nomura Holdings, Inc.	400,441
13,700	Seven & I Holdings Co., Ltd.	398,018
10,400	Shin-Etsu Chemical Co., Ltd.	646,789
5,200	SMC Corp.	618,611
21,400	Sony Corp.	1,165,934
64,900	Sumitomo Corp.	908,040
98	Sumitomo Mitsui Financial Group, Inc.	725,227
		15,169,904
	Mexico — 0.5%
11,800	Fomento Economico Mexicano S.A.B. de C.V. ADR	450,406
	Netherlands — 4.4%
30,939	ING Groep N.V. CVA	1,205,549
18,825	Koninklijke Philips Electronics N.V.	806,655
39,684	Reed Elsevier N.V.	787,543
25,724	Wolters Kluwer N.V.	846,202
		3,645,949
	South Korea — 0.5%
760	Samsung Electronics Co., Ltd.	447,258
	Spain — 1.9%
48,500	Banco Bilbao Vizcaya Argentaria S.A.	1,180,691
6,400	Inditex S.A.	387,263
		1,567,954
	Switzerland — 11.8%
41,000	ABB Ltd.	1,182,104
12,145	Adecco S.A.	652,854
9,385	Holcim Ltd.	1,000,446
3,649	Nestle S.A.	1,675,585
24,922	Novartis AG	1,362,918

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Switzerland — Continued
8,149	Roche Holding AG	1,408,683
34,400	UBS AG	1,586,105
3,483	Zurich Financial Services AG	1,022,214
		9,890,909
	Taiwan — 0.7%
60,136	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	598,955
	United Kingdom — 24.1%
123,627	Barclays plc	1,248,546
54,850	BG Group plc	1,258,451
26,770	British Land Co. plc	502,006
52,655	Burberry Group plc	595,129
67,368	Centrica plc	479,869
59,905	GlaxoSmithKline plc	1,521,379
138,000	HSBC Holdings plc	2,320,355
83,625	ICAP plc	1,205,086
138,580	Kingfisher plc	397,386
53,725	Man Group plc	609,872
3,100	Rio Tinto plc	326,251
12,642	Schroders plc	324,364
79,736	Smith & Nephew plc	914,809
47,710	Standard Chartered plc	1,741,253
195,244	Tesco plc	1,857,263
609,821	Vodafone Group plc	2,289,215
132,987	Wm Morrison Supermarkets plc	849,675
44,940	Wolseley plc	660,711
79,790	WPP Group plc	1,022,197
		20,123,817
	Total Long-Term Investments — 99.3% (Cost $53,161,873)	83,026,670
	Other Assets in Excess of Liabilities — 0.7%	612,197
	NET ASSETS — 100.0%	$83,638,867

Percentages indicated are based on net assets.

Summary of Investments by Industry, December 31, 2007

The following table presents the portfolio investments of the Portfolio by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Commercial Banks	15.2%
Oil, Gas & Consumable Fuels	9.9
Pharmaceuticals	7.2
Capital Markets	5.0
Metals & Mining	4.0
Food & Staples Retailing	3.7
Construction Materials	3.6
Trading Companies & Distributors	3.6
Media	3.2
Chemicals	3.1
Industrial Conglomerates	3.1
Insurance	3.1
Wireless Telecommunication Services	2.8
Diversified Financial Services	2.2
Electric Utilities	2.1
Communications Equipment	2.1
Food Products	2.0
Specialty Retail	2.0
Beverages	1.9
Automobiles	1.9
Building Products	1.6
Electrical Equipment	1.4
Household Durables	1.4
Electronic Equipment & Instruments	1.4
Semiconductors & Semiconductor	1.3
Machinery	1.2
Health Care Equipment & Suppliers	1.1
Office Electronics	1.0
Software	1.0
Other (less than 1.0%)	6.9

ABBREVIATIONS:

(a)—	Non-income producing security.
(l)—	All or a portion of these securities are reserved for current or potential holdings with the custodian for forward foreign currency contracts.
ADR—	American Depositary Receipt
CVA—	Dutch Certification
GDR—	Global Depositary Receipt

The market value and percentage of the investments based on net assets that are fair valued under the fair valuation policy for international investments as described in Note 2A are $79,079,398 and 94.5% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   5

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

International Equity Portfolio
ASSETS:
Investments in non-affiliates, at value	$83,026,670
Cash	709,061
Foreign currency, at value	53,831
Receivables:
Investment securities sold	51,565
Portfolio shares sold	92,500
Interest and dividends	105,236
Tax reclaims	130,049
Total Assets	84,168,912

LIABILITIES:
Payables:
Investment securities purchased	103,415
Portfolio shares redeemed	264,375
Accrued liabilities:
Investment advisory fees	43,058
Administration fees	21,133
Custodian and accounting fees	15,232
Other	82,832
Total Liabilities	530,045
Net Assets	$83,638,867

NET ASSETS:
Paid in capital	$42,108,779
Accumulated undistributed (distributions in excess of) net investment income	1,148,733
Accumulated net realized gains (losses)	10,504,559
Net unrealized appreciation (depreciation)	29,876,796
Total Net Assets	$83,638,867

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,244,075
Net asset value, offering and redemption price per share	$15.95

Cost of investments in non-affiliates	$53,161,873
Cost of foreign currency	53,099

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

International Equity Portfolio
INVESTMENT INCOME:
Dividend income	$2,487,667
Interest income	16,137
Foreign taxes withheld	(221,189)
Total investment income	2,282,615

EXPENSES:
Investment advisory fees	566,042
Administration fees	342,684
Custodian and accounting fees	65,929
Interest expense	15,715
Professional fees	75,108
Trustees’ and Chief Compliance Officer’s fees	4,234
Printing and mailing costs	50,036
Transfer agent fees	11,322
Other	16,729
Total expenses	1,147,799
Net investment income (loss)	1,134,816

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	13,736,473
Foreign currency transactions	13,967
Net realized gain (loss)	13,750,440
Change in net unrealized appreciation (depreciation) of:
Investments	(5,627,288)
Foreign currency translations	4,737
Change in net unrealized appreciation (depreciation)	(5,622,551)
Net realized/unrealized gains (losses)	8,127,889
Change in net assets resulting from operations	$9,262,705

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   7

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	International Equity Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,134,816	$955,668
Net realized gain (loss)	13,750,440	4,269,404
Change in net unrealized appreciation (depreciation)	(5,622,551)	13,519,809
Change in net assets resulting from operations	9,262,705	18,744,881

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(995,564)	(960,387)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	17,129,036	19,228,496
Dividends and distributions reinvested	995,564	960,387
Cost of shares redeemed	(47,163,648)	(16,368,931)
Change in net assets from capital transactions	(29,039,048)	3,819,952

NET ASSETS:
Change in net assets	(20,771,907)	21,604,446
Beginning of period	104,410,774	82,806,328
End of period	$83,638,867	$104,410,774
Accumulated undistributed (distributions in excess of) net investment income	$1,148,733	$995,514

SHARE TRANSACTIONS:
Issued	1,108,316	1,430,660
Reinvested	64,313	69,608
Redeemed	(3,010,957)	(1,204,472)
Change in shares	(1,838,328)	295,796

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   9

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
International Equity Portfolio
Year Ended December 31, 2007	$14.74	$0.19	(b)	$1.18	$1.37	$(0.16)	$(0.16)
Year Ended December 31, 2006	12.20	0.13		2.55	2.68	(0.14)	(0.14)
Year Ended December 31, 2005	11.12	0.14		1.04	1.18	(0.10)	(0.10)
Year Ended December 31, 2004	9.45	0.10		1.63	1.73	(0.06)	(0.06)
Year Ended December 31, 2003	7.20	0.03		2.28	2.31	(0.06)	(0.06)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Calculated based upon average shares outstanding.
(c)	Includes interest for custody overdraft of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$15.95	9.33%	$83,639	1.22	%(c)	1.20%	1.22%	15%
14.74	22.04	104,411	1.20		1.02	1.20	15
12.20	10.69	82,806	1.20		1.27	1.20	8
11.12	18.37	71,013	1.20		1.14	1.20	13
9.45	32.44	44,708	1.20		0.69	1.56	123

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   11

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan International Equity Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B.  Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

D.  Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

E.  Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

F.  Foreign Taxes — The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

G.  Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$13,967	$(13,967)

The reclassifications for the Portfolio relate primarily to differences in character for tax purposes of foreign currency gains and losses.

H. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

During the year ended December 31, 2007, the Portfolio did not invest in a money market fund advised by the Advisor or its affiliates.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.60% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.60%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   13

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E.  Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 1.20% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2007.

Effective January 1, 2008, the contractual expense limitation will be 1.09% of the Portfolio’s average daily net assets. This expense limitation percentage will be in place until at least April 30, 2009.

F.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party brokers/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with brokers/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$14,178,599	$42,658,173

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$53,252,363	$31,182,558	$1,408,251	$29,774,307

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$995,564	$995,564

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Total Distributions Paid
$960,387	$960,387

At December 31, 2007 the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,153,031	$10,595,049	$29,786,306

The cumulative timing differences primarily consist of wash sale loss deferrals and current year post October loss deferrals.

During the year ended December 31, 2007, the Portfolio utilized capital loss carryforwards of $3,068,877. The Portfolio is no longer in a capital loss carryforward position.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008 post October currency losses of $4,298.

6. Borrowings

During the period the Trust and JPMCB had entered into a financing arrangement. Under this arrangement, JPMCB provided an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement were available primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might have required the untimely disposition of securities, and were subject to the Portfolio’s borrowing restrictions. Interest on borrowings was payable at a rate determined by JPMCB at the time of borrowing. As of December 13, 2007, the Portfolio no longer participates in the credit facility.

The Portfolio had no borrowings at any time during the fiscal year ended December 31, 2007.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

The Portfolio may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of December 31, 2007, substantially all of the Portfolio’s net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of December 31, 2007, the Portfolio invested approximately 24.2% of its total investments in issuers in the United Kingdom.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan International Equity Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.

Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy
Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.
(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   17

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2004)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
International Equity Portfolio
Actual	$1,000.00	$ 994.00	$6.03	1.20%
Hypothetical	1,000.00	1,019.16	6.11	1.20

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   19

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2007 to consider the continuation of the investment advisory agreement (“Advisory Agreement”) for the International Equity Portfolio (“Portfolio”), whose annual report is contained herein. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 12, 2007.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;
2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;
3.	payments received by the Advisor and its affiliates in respect of the Portfolio and all Portfolios as a group;
4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to the Portfolio and to all Portfolios as a group;
5.	comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;
6.	extent to which the Advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;
7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolio;
8.	fees charged by the Advisor to other clients with similar investment objectives;
9.	the professional experience and qualifications of the Portfolio’s portfolio management teams and other senior personnel of the Advisor; and
10.	the terms of the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of the Portfolio. The Trustees also took into account those interests of the Portfolio that were in common with those of the other Portfolios.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2007; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

asset management organization; the financial stability of the JPMorgan organization and the adequacy of the resources of the asset management organization; the commitment of resources by the Advisor to compliance; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees considered this data both with and without the inclusion of certain expenses related to the earlier consolidation of the Advisor’s asset management organization. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement, although sizeable, was not unreasonable in light of the services and benefits provided to the Portfolio and the further reduction in total expenses agreed to by the Advisor for the period from January 1, 2008 through April 30, 2009.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including transfer agency and dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees.

The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services. The Trustees concluded that in light of the foregoing and under the circumstances, fallout benefits are acceptable at the present time.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio and the further reduction in total expenses agreed to by the Advisor for the period from January 1, 2008 through April 30, 2009.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   21

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

performance information provided for the Portfolio at regular Board meetings and the Advisor’s analysis provided at this meeting of the Portfolio’s performance relative to its strategy and process. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s investment performance is summarized below:

The Trustees noted that the performance of the International Equity Portfolio lagged its peers and benchmark. The Trustees discussed the performance and investment strategy of the Portfolio with the Advisor, including the Advisor’s plan to address performance and to take certain steps if performance did not improve. The Trustees concluded, within the overall context of their deliberations about the Portfolio’s advisory arrangements, that performance was sufficient for renewal, but noted that they would be monitoring performance especially closely.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that actual management fees and total expenses, after giving effect to the existing expense cap, exceeded the median for competitor funds, but that the Advisor had agreed to further reduce total expenses for the period from January 1, 2008 through April 30, 2009. Based on the foregoing, the Trustees concluded that under the circumstances and within the overall context of their deliberations about the Portfolio’s advisory arrangements, the advisory fee of the Portfolio is reasonable.

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007. The information necessary to complete your income tax returns for the calendar year ending December 31, 2007 will be received under separate cover.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   23

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-IEP-1207

ANNUAL REPORT DECEMBER 31, 2007

J.P. Morgan

Series

Trust II

JPMorgan Small Company Portfolio

CONTENTS

President’s Letter	1
Portfolio Commentary	2
Schedule of Portfolio Investments	4
Financial Statements	12
Financial Highlights	16
Notes to Financial Statements	18
Report of Independent Registered Public Accounting Firm	22
Trustees	23
Officers	24
Schedule of Shareholder Expenses	25
Board Approval of Investment Advisory Agreement	26
Tax Letter	29

Investments in the Portfolio are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of the Portfolio or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Portfolio.

This Portfolio is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies (collectively “Policies”) offered by separate accounts of participating insurance companies. Portfolio shares are also offered to qualified pension and retirement plans (“Eligible Plans”). Individuals may not purchase shares directly from the Portfolio.

Prospective investors should refer to the Portfolio’s prospectus for a discussion of the Portfolio’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Portfolio including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this annual report for the JPMorgan Small Company Portfolio. Inside, you’ll find information detailing the performance of the Portfolio for the 12 months ended December 31, 2007, along with a report from the portfolio managers.

“U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis.”

Challenges mount as year progresses

U.S. stocks encountered several roadblocks during 2007, but none were as significant as the weak housing market coupled with the sub-prime mortgage market meltdown and ensuing credit crisis. This triple threat gathered momentum in the second half of 2007, creating a high degree of market volatility for investors attempting to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

Stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the first nine months of the year, the S&P 500 Index posted a respectable total return of 9.13%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, growth stocks outpaced their value counterparts during the year. In the small-cap segment, the Russell 2000 Growth Index advanced 7.05%, and the Russell 2000 Value Index returned –9.78%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   1

JPMorgan Small Company Portfolio

PORTFOLIO COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

PORTFOLIO FACTS
Portfolio Inception	January 3, 1995
Fiscal Year End	December 31
Net Assets as of 12/31/2007	$82,402,308
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE PORTFOLIO PERFORM?
A:	The JPMorgan Small Company Portfolio, which seeks to provide high total return from a portfolio of small company stocks,* returned –5.67%** over the 12 months ended December 31, 2007, compared to the –1.57% return for the Russell 2000 Index over the same period.

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?
A:	The Portfolio underperformed its benchmark due to stock selection in the financial and industrial cyclical sectors. At the individual stock level, Alliance One International Inc., a tobacco company, detracted from performance. The company’s shares declined following a disappointing tobacco crop and adverse moves in exchange rates. Sinclair Broadcast Group Inc., an operator of local television stations, also hurt returns. The stock disappointed when some of the company’s clients curbed their television advertising budgets.

On the positive side, the basic materials and consumer staples sectors contributed to results. At the individual stock level, Terra Industries Inc., an agricultural chemicals maker, and Priceline.com Inc., a travel booking website, contributed to performance. Terra Industries benefited from global food demand and ethanol subsidies, which increased fertilizer prices. Priceline.com received a boost from international growth, as exchange rate movements made it more affordable for Europeans to visit the U.S.

Q:	HOW WAS THE PORTFOLIO MANAGED?
A:	The Portfolio used a disciplined quantitative ranking methodology to identify stocks in each sector that exhibited quality earnings and could effectively deploy capital while trading at attractive valuations. For each trade suggested by the optimization, the portfolio managers conducted in-depth fundamental research to ensure that the trade met our original investment thesis. Sophisticated trading techniques ensured that the trades were executed in a cost-effective manner.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	CF Industries Holdings, Inc.	1.5%
2.	Terra Industries, Inc.	1.4
3.	priceline.com, Inc.	1.2
4.	Tupperware Brands Corp.	1.2
5.	Deluxe Corp.	1.1
6.	Digital Realty Trust, Inc.	1.1
7.	Applied Industrial Technologies, Inc.	1.0
8.	Premiere Global Services, Inc.	1.0
9.	Cash America International, Inc.	0.9
10.	Nationwide Health Properties, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	18.2%
Industrials	16.8
Information Technology	15.7
Health Care	14.8
Consumer Discretionary	13.1
Materials	6.0
Energy	5.1
Utilities	2.9
Telecommunication Services	2.5
Consumer Staples	1.9
U.S. Treasury Obligation	0.2
Short-Term Investment	2.8

*	The advisor seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Portfolio’s composition is subject to change.

2   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE	1 YEAR	5 YEAR	10 YEAR
SMALL COMPANY PORTFOLIO	1/3/95	(5.67)%	14.17%	5.40%

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in the JPMorgan Small Company Portfolio, Russell 2000 Index, Lipper Variable Underlying Funds Small-Cap Core Funds Index and Lipper Variable Annuity Small-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Portfolio assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Variable Underlying Funds Small-Cap Core Funds Index and Lipper Variable Annuity Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Portfolio. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Variable Underlying Funds Small-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Portfolio’s designated category as determined by Lipper, Inc. The Lipper Variable Annuity Small-Cap Core Funds Index, the Portfolio’s former secondary index, represents the total returns of similarly managed mutual funds. The Portfolio has changed its secondary index to the Lipper Variable Underlying Funds Small-Cap Core Funds Index because management believes it provides a closer comparison to the Portfolio’s performance. Investors cannot invest directly in an index.

The performance does not reflect any charges imposed by the Policies or Eligible Plans. If these charges were included, the returns would be lower than shown. Performance may reflect the waiver of the Portfolio’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower.

Small capitalization funds typically carry more risk than stock funds investing in well-established “blue-chip” companies, since smaller companies generally have a higher risk of failure. Historically, smaller companies’ stock has experienced a greater degree of market volatility than the average stock. All Portfolio data are subject to change.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   3

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.0%
	Common Stocks — 95.8%
	Aerospace & Defense — 2.6%
14,300	Ceradyne, Inc. (a)	671,099
2,100	Curtiss-Wright Corp.	105,420
9,400	Esterline Technologies Corp. (a)	486,450
1,800	Heico Corp.	98,064
12,500	Moog, Inc., Class A (a)	572,625
3,100	Orbital Sciences Corp. (a)	76,012
1,200	Triumph Group, Inc.	98,820
		2,108,490
	Air Freight & Logistics — 0.2%
6,400	Hub Group, Inc., Class A (a)	170,112
	Airlines — 0.9%
20,100	Republic Airways Holdings, Inc. (a)	393,759
13,500	SkyWest, Inc.	362,475
		756,234
	Auto Components — 1.1%
7,500	Aftermarket Technology Corp. (a)	204,450
1,800	American Axle & Manufacturing Holdings, Inc.	33,516
4,100	Cooper Tire & Rubber Co.	67,978
6,200	Lear Corp. (a)	171,492
11,000	Standard Motor Products, Inc.	89,760
14,100	Tenneco, Inc. (a)	367,587
		934,783
	Biotechnology — 4.1%
6,900	Acadia Pharmaceuticals, Inc. (a)	76,383
4,000	Alexion Pharmaceuticals, Inc. (a)	300,120
6,900	Alkermes, Inc. (a)	107,571
7,300	Arena Pharmaceuticals, Inc. (a)	57,159
10,600	BioMarin Pharmaceuticals, Inc. (a)	375,240
14,500	Bionovo, Inc. (a)	24,795
5,300	Cell Genesys, Inc. (a)	12,190
3,400	CombinatoRx, Inc. (a)	15,096
4,800	GTx, Inc. (a)	68,880
15,100	Human Genome Sciences, Inc. (a)	157,644
4,300	InterMune, Inc. (a)	57,319
6,800	Keryx Biopharmaceuticals, Inc. (a)	57,120
8,000	LifeCell Corp. (a)	344,880
3,700	Martek Biosciences Corp. (a)	109,446
9,000	Medarex, Inc. (a)	93,780
7,900	Myriad Genetics, Inc. (a)	366,718
5,200	Onyx Pharmaceuticals, Inc. (a)	289,224
3,900	Progenics Pharmaceuticals, Inc. (a)	70,473
6,400	Protalix BioTherapeutics, Inc. (Israel) (a)	21,760
8,200	Regeneron Pharmaceuticals, Inc. (a)	198,030
6,600	Savient Pharmaceuticals, Inc. (a)	151,602
4,100	Telik, Inc. (a)	14,227
4,300	United Therapeutics Corp. (a)	419,895
		3,389,552
	Building Products — 0.8%
17,000	Goodman Global, Inc. (a)	417,180
15,900	INSTEEL Industries, Inc.	186,507
2,300	Universal Forest Products, Inc.	67,758
		671,445
	Capital Markets — 1.3%
1,600	Calamos Asset Management, Inc., Class A	47,648
2,400	HFF, Inc., Class A (a)	18,576
13,600	Knight Capital Group, Inc., Class A (a)	195,840
3,986	Kohlberg Capital Corp.	47,832
4,600	MCG Capital Corp.	53,314
2,200	optionsXpress Holdings, Inc.	74,404
2,046	Patriot Capital Funding, Inc.	20,644
800	Piper Jaffray Cos. (a)	37,056
12,700	SWS Group, Inc.	160,909
12,181	TICC Capital Corp.	112,431
1,100	TradeStation Group, Inc. (a)	15,631
400	US Global Investors, Inc., Class A	6,664
8,200	Waddell & Reed Financial, Inc.	295,938
		1,086,887
	Chemicals — 3.4%
2,000	Balchem Corp.	44,760
11,100	CF Industries Holdings, Inc.	1,221,666
6,700	H.B. Fuller Co.	150,415
24,500	Terra Industries, Inc. (a)	1,170,120
7,200	W.R. Grace & Co. (a)	188,496
2,400	Zep, Inc. (a)	33,288
		2,808,745
	Commercial Banks — 4.6%
1,100	1st Source Corp.	19,041
4,320	Ameris Bancorp	72,792
600	Associated Banc-Corp.	16,254
600	BancFirst Corp.	25,710
4,500	Banco Latinoamericano de Exportaciones S.A. (Panama)	73,395
900	Capital Corp. of the West	17,487
2,700	Center Financial Corp.	33,264
4,300	Central Pacific Financial Corp.	79,378
1,846	Citizens Republic Bancorp, Inc.	26,786
5,050	City Bank	113,221

SEE NOTES TO FINANCIAL STATEMENTS.

4   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
4,700	City Holding Co.	159,048
2,800	Columbia Banking System, Inc.	83,244
2,200	Community Bancorp (a)	38,214
6,600	Community Bank System, Inc.	131,142
1,640	Community Trust Bancorp, Inc.	45,149
4,500	East West Bancorp, Inc.	109,035
17,200	First Bancorp	125,388
2,500	First Community Bancshares, Inc.	79,725
3,900	First Regional Bancorp (a)	73,671
3,662	Glacier Bancorp, Inc.	68,626
1,300	Great Southern Bancorp, Inc.	28,548
2,200	Greene Bancshares, Inc.	42,240
19,400	Hanmi Financial Corp.	167,228
900	Heritage Commerce Corp.	16,551
1,000	Horizon Financial Corp.	17,440
8,375	IBERIABANK Corp.	391,531
1,432	Independent Bank Corp.	13,604
4,810	International Bancshares Corp.	100,721
2,500	Lakeland Financial Corp.	52,250
1,000	MainSource Financial Group, Inc.	15,560
16,600	Nara Bancorp, Inc.	193,722
2,600	NBT Bancorp, Inc.	59,332
9,900	Pacific Capital Bancorp	199,287
2,600	Peoples Bancorp, Inc.	64,714
800	Renasant Corp.	17,256
463	Republic Bancorp, Inc., Class A	7,653
300	Sierra BanCorp	7,467
1,000	Simmons First National Corp., Class A	26,500
6,600	Southwest Bancorp, Inc.	120,978
19,950	Sterling Bancshares, Inc.	222,642
6,450	Sterling Financial Corp.	108,296
4,400	Taylor Capital Group, Inc.	89,760
400	TCF Financial Corp.	7,172
1,000	TriCo Bancshares	19,300
9,395	W Holding Co., Inc.	11,368
5,600	West Coast Bancorp	103,600
6,700	Westamerica Bancorp	298,485
4,200	Wilshire Bancorp, Inc.	32,970
		3,826,745
	Commercial Services & Supplies — 4.3%
1,300	Bowne & Co., Inc.	22,880
3,700	COMSYS IT Partners, Inc. (a)	58,386
7,000	Consolidated Graphics, Inc. (a)	334,740
28,300	Deluxe Corp.	930,787
4,000	Ennis, Inc.	72,000
8,100	GEO Group, Inc. (The) (a)	226,800
4,400	Heidrick & Struggles International, Inc.	163,284
8,800	Herman Miller, Inc.	285,032
6,300	Hudson Highland Group, Inc. (a)	52,983
24,000	IKON Office Solutions, Inc.	312,480
18,800	Kforce, Inc. (a)	183,300
10,700	Knoll, Inc.	175,801
7,600	Korn/Ferry International (a)	143,032
3,000	Navigant Consulting, Inc. (a)	41,010
12,800	TeleTech Holdings, Inc. (a)	272,256
8,100	TrueBlue, Inc. (a)	117,288
2,600	United Stationers, Inc. (a)	120,146
		3,512,205
	Communications Equipment — 2.5%
16,300	3Com Corp. (a)	73,676
26,907	Arris Group, Inc. (a)	268,532
5,400	Avocent Corp. (a)	125,874
2,100	Bel Fuse, Inc., Class B	61,467
3,800	Black Box Corp.	137,446
4,400	Comtech Telecommunications Corp. (a)	237,644
1,400	Digi International, Inc. (a)	19,866
8,500	Extreme Networks, Inc. (a)	30,090
16,000	Finisar Corp. (a)	23,200
7,200	Foundry Networks, Inc. (a)	126,144
4,800	Harmonic, Inc. (a)	50,304
5,600	InterDigital, Inc. (a)	130,648
2,000	MasTec, Inc. (a)	20,340
9,600	MRV Communications, Inc. (a)	22,272
4,100	NETGEAR, Inc. (a)	146,247
4,900	Network Equipment Technologies, Inc. (a)	41,258
1,300	Packeteer, Inc. (a)	8,008
8,900	Plantronics, Inc.	231,400
5,000	Polycom, Inc. (a)	138,900
4,300	Powerwave Technologies, Inc. (a)	17,329
3,800	Sonus Networks, Inc. (a)	22,154
10,900	Symmetricom, Inc. (a)	51,339
5,600	Tekelec (a)	70,000
2,000	UTStarcom, Inc. (a)	5,500
		2,059,638
	Computers & Peripherals — 1.3%
3,900	Adaptec, Inc. (a)	13,182
1,100	Electronics for Imaging, Inc. (a)	24,728
22,600	Emulex Corp. (a)	368,832
3,800	Hypercom Corp. (a)	18,924
6,100	Imation Corp.	128,100
3,800	Intevac, Inc. (a)	55,252

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   5

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — Continued
15,900	Novatel Wireless, Inc. (a)	257,580
6,800	Palm, Inc.	43,112
16,800	Quantum Corp. (a)	45,192
2,800	Synaptics, Inc. (a)	115,248
		1,070,150
	Construction & Engineering — 0.4%
7,800	Perini Corp. (a)	323,076
	Construction Materials — 0.1%
3,200	Headwaters, Inc. (a)	37,568
7,600	U.S. Concrete, Inc. (a)	25,308
		62,876
	Consumer Finance — 2.1%
7,800	Advance America Cash Advance Centers, Inc.	79,248
4,450	Advanta Corp., Class B	35,911
23,100	Cash America International, Inc.	746,130
4,400	CompuCredit Corp. (a)	43,912
15,497	Dollar Financial Corp. (a)	475,603
7,300	EZCORP, Inc., Class A (a)	82,417
2,700	First Cash Financial Services, Inc. (a)	39,636
4,100	Nelnet, Inc., Class A	52,111
6,500	World Acceptance Corp. (a)	175,370
		1,730,338
	Containers & Packaging — 1.0%
1,100	AEP Industries, Inc. (a) (m)	35,211
2,800	Greif, Inc., Class A	183,036
15,100	Myers Industries, Inc.	218,497
2,400	Rock-Tenn Co., Class A	60,984
5,600	Silgan Holdings, Inc.	290,864
		788,592
	Diversified Consumer Services — 0.4%
6,100	DeVry, Inc.	316,956
1,000	INVESTools, Inc. (a)	17,740
		334,696
	Diversified Financial Services — 0.2%
2,400	Asta Funding, Inc.	63,456
2,500	Encore Capital Group, Inc. (a)	24,200
3,300	Financial Federal Corp.	73,557
		161,213
	Diversified Telecommunication Services — 2.0%
107,800	Cincinnati Bell, Inc. (a)	512,050
3,200	Golden Telecom, Inc. (Russia) (a)	323,040
52,500	Premiere Global Services, Inc. (a)	779,625
		1,614,715
	Electric Utilities — 1.5%
12,700	El Paso Electric Co. (a)	324,739
16,800	Portland General Electric Co.	466,704
666	UIL Holdings Corp.	24,609
16,300	Westar Energy, Inc.	422,822
		1,238,874
	Electrical Equipment — 1.7%
2,800	A.O. Smith Corp.	98,140
4,800	Acuity Brands, Inc.	216,000
5,600	Evergreen Solar, Inc. (a)	96,712
29,200	GrafTech International Ltd. (a)	518,300
3,200	Power-One, Inc. (a)	12,768
10,900	Regal-Beloit Corp.	489,955
		1,431,875
	Electronic Equipment & Instruments — 2.4%
9,100	Anixter International, Inc. (a)	566,657
9,100	Benchmark Electronics, Inc. (a)	161,343
3,900	Checkpoint Systems, Inc. (a)	101,322
6,700	CTS Corp.	66,531
700	Echelon Corp. (a)	14,448
4,800	Insight Enterprises, Inc. (a)	87,552
4,100	Itron, Inc. (a)	393,477
3,500	Methode Electronics, Inc.	57,540
5,000	Plexus Corp. (a)	131,300
2,200	Rofin-Sinar Technologies, Inc. (a)	105,842
4,900	Technitrol, Inc.	140,042
10,200	TTM Technologies, Inc. (a)	118,932
		1,944,986
	Energy Equipment & Services — 3.0%
9,900	Allis-Chalmers Energy, Inc. (a)	146,025
2,700	Basic Energy Services, Inc. (a)	59,265
1,833	Exterran Holdings, Inc. (a)	149,939
23,000	Grey Wolf, Inc. (a)	122,590
12,400	Gulfmark Offshore, Inc. (a)	580,196
5,700	Hercules Offshore, Inc. (a)	135,546
5,600	ION Geophysical Corp. (a)	88,368
2,200	Lufkin Industries, Inc.	126,038
2,400	Matrix Service Co. (a)	52,368
2,600	Newpark Resources, Inc. (a)	14,170
4,800	Oil States International, Inc. (a)	163,776
14,500	Parker Drilling Co. (a)	109,475
6,200	RPC, Inc.	72,602
2,700	T-3 Energy Services, Inc. (a)	126,927
12,400	Trico Marine Services, Inc. (a)	459,048
4,100	Union Drilling, Inc. (a)	64,657
		2,470,990

SEE NOTES TO FINANCIAL STATEMENTS.

6   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 1.1%
12,700	Nash Finch Co.	448,056
4,500	Pantry, Inc. (The) (a)	117,585
13,500	Spartan Stores, Inc.	308,475
		874,116
	Gas Utilities — 0.9%
4,600	New Jersey Resources Corp.	230,092
4,600	Nicor, Inc.	194,810
3,700	Northwest Natural Gas Co.	180,042
5,200	WGL Holdings, Inc.	170,352
		775,296
	Health Care Equipment & Supplies — 3.3%
10,800	CONMED Corp. (a)	249,588
13,100	Greatbatch, Inc. (a)	261,869
300	Haemonetics Corp. (a)	18,906
4,900	Hologic, Inc. (a)	336,336
8,325	Immucor, Inc. (a)	282,967
3,800	Integra LifeSciences Holdings Corp. (a)	159,334
9,800	Invacare Corp.	246,960
1,300	Inverness Medical Innovations, Inc. (a)	73,034
3,800	Medical Action Industries, Inc. (a)	79,230
2,300	Mentor Corp.	89,930
5,300	Neurometrix, Inc. (a)	48,760
1,400	Palomar Medical Technologies, Inc. (a)	21,448
11,800	Quidel Corp. (a)	229,746
13,300	STERIS Corp.	383,572
1,600	SurModics, Inc. (a)	86,832
9,600	Thoratec Corp. (a)	174,624
		2,743,136
	Health Care Providers & Services — 3.6%
12,900	Alliance Imaging, Inc. (a)	124,098
7,700	AMERIGROUP Corp. (a)	280,665
18,000	AMN Healthcare Services, Inc. (a) (m)	309,060
6,100	Apria Healthcare Group, Inc. (a)	131,577
8,700	Centene Corp. (a)	238,728
4,900	Chemed Corp.	273,812
2,900	Emergency Medical Services Corp. (a)	84,912
12,900	Five Star Quality Care, Inc. (a)	107,070
20,200	Gentiva Health Services, Inc. (a)	384,608
8,000	inVentiv Health, Inc. (a)	247,680
3,000	LCA-Vision, Inc.	59,910
900	Molina Healthcare, Inc. (a)	34,830
14,800	PSS World Medical, Inc. (a)	289,636
3,800	Psychiatric Solutions, Inc. (a)	123,500
5,300	Res-Care, Inc. (a)	133,348
4,400	Sunrise Senior Living, Inc. (a)	134,992
		2,958,426
	Health Care Technology — 0.7%
3,000	MedAssets, Inc. (a)	71,820
14,300	Omnicell, Inc. (a)	385,099
8,400	Trizetto Group (a)	145,908
		602,827
	Hotels, Restaurants & Leisure — 1.1%
2,600	Bob Evans Farms, Inc.	70,018
3,700	CBRL Group, Inc.	119,843
9,900	Domino’s Pizza, Inc.	130,977
2,100	Dover Downs Gaming & Entertainment, Inc.	23,625
13,200	Jack in the Box, Inc. (a)	340,164
2,600	Monarch Casino & Resort, Inc. (a)	62,608
10,900	Ruby Tuesday, Inc.	106,275
3,900	Triarc Cos., Inc., Class B	34,164
		887,674
	Household Durables — 2.2%
11,400	Champion Enterprises, Inc. (a)	107,388
67	CSS Industries, Inc.	2,459
5,800	Helen of Troy Ltd. (Bermuda) (a)	99,412
2,268	Jarden Corp. (a)	53,547
22,100	Tempur-Pedic International, Inc.	573,937
28,400	Tupperware Brands Corp.	938,052
		1,774,795
	Industrial Conglomerates — 0.3%
5,800	Walter Industries, Inc.	208,394
	Insurance — 3.5%
2,600	American Physicians Capital, Inc.	107,796
2,600	Amerisafe, Inc. (a)	40,326
2,758	Argo Group International Holdings Ltd. (Bermuda) (a)	116,195
7,100	Aspen Insurance Holdings Ltd. (Bermuda)	204,764
5,500	Commerce Group, Inc.	197,890
12,550	Delphi Financial Group, Inc.	442,764
4,800	Max Reinsurance Capital Ltd. (Bermuda)	134,352
11,800	Meadowbrook Insurance Group, Inc. (a)	111,038
2,500	National Financial Partners Corp.	114,025
200	Navigators Group, Inc. (a)	13,000
3,100	Odyssey Re Holdings, Corp.	113,801
5,800	Platinum Underwriters Holdings Ltd. (Bermuda)	206,248
21,900	PMA Capital Corp., Class A (a)	180,018

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   7

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
7,000	Safety Insurance Group, Inc.	256,340
7,200	Selective Insurance Group	165,528
9,900	Zenith National Insurance Corp.	442,827
		2,846,912
	Internet & Catalog Retail — 1.4%
10,600	FTD Group, Inc.	136,528
8,500	priceline.com, Inc. (a)	976,310
		1,112,838
	Internet Software & Services — 1.3%
2,600	Ariba, Inc. (a)	28,990
3,300	Art Technology Group, Inc. (a)	14,256
4,400	AsiaInfo Holdings, Inc. (China) (a)	48,400
15,300	Chordiant Software, Inc. (a)	130,815
3,790	CMGI, Inc. (a)	49,611
5,100	CNET Networks, Inc. (a)	46,614
3,500	Digital River, Inc. (a)	115,745
2,300	Imergent, Inc.	24,357
6,200	Interwoven, Inc. (a)	88,164
2,300	iPass, Inc. (a)	9,338
6,300	j2 Global Communications, Inc. (a)	133,371
20,500	United Online, Inc.	242,310
7,700	ValueClick, Inc. (a)	168,630
		1,100,601
	IT Services — 1.2%
4,500	CACI International, Inc., Class A (a)	201,465
14,200	CIBER, Inc. (a)	86,762
4,200	CSG Systems International, Inc. (a)	61,824
11,146	Cybersource Corp. (a)	198,065
4,600	Gartner, Inc. (a)	80,776
4,600	infoUSA, Inc.	41,078
1,400	Lionbridge Technologies, Inc. (a)	4,970
4,800	ManTech International Corp., Class A (a)	210,336
9,600	Perot Systems Corp., Class A (a)	129,600
		1,014,876
	Leisure Equipment & Products — 1.1%
27,700	JAKKS Pacific, Inc. (a)	653,997
6,600	RC2 Corp. (a)	185,262
5,800	Sturm Ruger & Co., Inc. (a)	48,024
		887,283
	Life Sciences Tools & Services — 1.3%
1,500	AMAG Pharmaceuticals, Inc. (a) (m)	90,195
700	Bio-Rad Laboratories, Inc., Class A (a)	72,534
28,400	Exelixis, Inc. (a)	245,092
6,500	Illumina, Inc. (a)	385,190
1,300	Kendle International, Inc. (a)	63,596
6,500	Medivation, Inc. (a)	93,600
14,400	Nektar Therapeutics (a)	96,624
		1,046,831
	Machinery — 3.2%
5,800	Accuride Corp. (a)	45,588
5,500	Astec Industries, Inc. (a)	204,545
13,100	Barnes Group, Inc.	437,409
4,100	Cascade Corp.	190,486
3,000	CIRCOR International, Inc.	139,080
11,500	EnPro Industries, Inc. (a)	352,475
1,600	Freightcar America, Inc.	56,000
1,400	Middleby Corp. (a)	107,268
2,100	Miller Industries, Inc. (a)	28,749
1,400	NACCO Industries, Inc., Class A	139,566
3,100	Valmont Industries, Inc.	276,272
16,500	Wabtec Corp.	568,260
2,600	Watts Water Technologies, Inc., Class A	77,480
		2,623,178
	Marine — 0.9%
3,000	Excel Maritime Carriers Ltd. (Greece)	120,570
5,500	Genco Shipping & Trading Ltd.	301,180
17,000	Horizon Lines Inc., Class A	316,880
		738,630
	Media — 1.5%
4,200	Belo Corp., Class A	73,248
3,500	Entercom Communications Corp., Class A	47,915
6,700	Lee Enterprises, Inc.	98,155
8,600	Lin TV Corp., Class A (a)	104,662
4,200	Marvel Entertainment, Inc. (a)	112,182
4,700	Scholastic Corp. (a)	163,983
67,700	Sinclair Broadcast Group, Inc., Class A	555,817
3,800	Valassis Communications, Inc. (a)	44,422
		1,200,384
	Metals & Mining — 1.4%
3,000	Century Aluminum Co. (a)	161,820
6,500	Metal Management, Inc.	295,945
9,350	Quanex Corp.	485,265
2,800	Schnitzer Steel Industries, Inc.	193,564
		1,136,594

SEE NOTES TO FINANCIAL STATEMENTS.

8   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 0.5%
3,000	Black Hills Corp.	132,300
11,900	PNM Resources, Inc.	255,255
		387,555
	Oil, Gas & Consumable Fuels — 2.0%
8,200	Alon USA Energy, Inc.	222,876
9,100	Alpha Natural Resources, Inc. (a)	295,568
1,300	ATP Oil & Gas Corp. (a)	65,702
3,400	Bois d’Arc Energy, Inc. (a)	67,490
6,700	FX Energy, Inc. (a)	38,056
3,600	Gulfport Energy Corp. (a)	65,736
10,200	Mariner Energy, Inc. (a)	233,376
2,700	Penn Virginia Corp.	117,801
6,605	PetroHawk Energy Corp. (a)	114,333
4,000	Stone Energy Corp. (a)	187,640
3,700	Swift Energy Co. (a)	162,911
6,700	USEC, Inc. (a)	60,300
10,300	VAALCO Energy, Inc. (a)	47,895
		1,679,684
	Paper & Forest Products — 0.1%
8,000	Buckeye Technologies, Inc. (a)	100,000
	Personal Products — 0.2%
9,400	American Oriental Bioengineering, Inc. (China) (a)	104,152
4,600	Elizabeth Arden, Inc. (a)	93,610
		197,762
	Pharmaceuticals — 1.5%
2,700	Adams Respiratory Therapeutics, Inc. (a)	161,298
4,000	Alpharma, Inc., Class A (a)	80,600
5,300	Auxilium Pharmaceuticals, Inc. (a)	158,947
3,400	Barrier Therapeutics, Inc. (a)	13,396
2,000	Bentley Pharmaceuticals, Inc. (a)	30,180
6,500	Bradley Pharmaceuticals, Inc. (a)	128,050
6,000	Cardiome Pharma Corp. (Canada) (a)	53,520
14,000	Cypress Bioscience, Inc. (a)	154,420
7,000	DURECT, Corp. (a)	45,010
2,900	Par Pharmaceutical Cos., Inc. (a)	69,600
1,200	Salix Pharmaceuticals Ltd. (a)	9,456
1,400	Sucampo Pharmaceuticals, Inc., Class A (a)	25,676
4,200	ULURU, Inc. (a)	11,382
4,000	Valeant Pharmaceuticals International (a)	47,880
19,500	ViroPharma, Inc. (a)	154,830
2,200	Xenoport, Inc. (a)	122,936
		1,267,181
	Real Estate Investment Trusts (REITs) — 5.2%
11,400	Anthracite Capital, Inc.	82,536
9,000	Ashford Hospitality Trust, Inc.	64,710
2,100	BioMed Realty Trust, Inc.	48,657
23,300	Digital Realty Trust, Inc.	894,021
42,300	FelCor Lodging Trust, Inc.	659,457
5,300	Glimcher Realty Trust	75,737
16,800	GMH Communities Trust	92,736
5,200	Gramercy Capital Corp. (m)	126,412
2,800	Home Properties, Inc.	125,580
1,800	LaSalle Hotel Properties	57,420
12,500	Lexington Realty Trust	181,750
15,600	MFA Mortgage Investments, Inc.	144,300
21,900	Nationwide Health Properties, Inc.	687,003
13,000	NorthStar Realty Finance Corp.	115,960
13,300	Pennsylvania Real Estate Investment Trust	394,744
1,500	PS Business Parks, Inc.	78,825
3,400	RAIT Financial Trust	29,308
2,100	Saul Centers, Inc.	112,203
17,400	Sunstone Hotel Investors, Inc.	318,246
		4,289,605
	Road & Rail — 0.2%
10,500	Saia, Inc. (a)	139,650
	Semiconductors & Semiconductor Equipment — 3.8%
700	Actel Corp. (a)	9,562
7,500	Advanced Energy Industries, Inc. (a)	98,100
11,700	AMIS Holdings, Inc. (a)	117,234
55,000	Amkor Technology, Inc. (a)	469,150
3,025	Applied Micro Circuits Corp. (a)	26,439
11,300	Asyst Technologies, Inc. (a)	36,838
2,900	Axcelis Technologies, Inc. (a)	13,340
7,800	Brooks Automation, Inc. (a)	103,038
12,400	Cirrus Logic, Inc. (a)	65,472
16,600	Conexant Systems, Inc. (a)	13,778
7,000	Credence Systems Corp. (a)	16,940
6,250	Diodes, Inc. (a)	187,937
7,906	Entegris, Inc. (a)	68,229
3,800	IXYS Corp. (a)	30,476
8,100	Kulicke & Soffa Industries, Inc. (a)	55,566
3,500	Lattice Semiconductor Corp. (a)	11,375
1,300	LTX Corp. (a)	4,134
9,600	Mattson Technology, Inc. (a)	82,176
9,700	Micrel, Inc.	81,965
3,300	Microsemi Corp. (a)	73,062
9,100	MIPS Technologies, Inc. (a)	45,136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   9

JPMorgan Small Company Portfolio

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
4,900	MKS Instruments, Inc. (a)	93,786
2,300	OmniVision Technologies, Inc. (a)	35,995
37,300	ON Semiconductor Corp. (a)	331,224
1,600	Photronics, Inc. (a)	19,952
11,000	PMC-Sierra, Inc. (a)	71,940
8,200	RF Micro Devices, Inc. (a)	46,822
1,100	Semitool, Inc. (a)	9,548
5,200	Semtech Corp. (a)	80,704
400	Sigma Designs, Inc. (a)	22,080
10,000	Silicon Image, Inc. (a)	45,200
7,500	Silicon Storage Technology, Inc. (a)	22,425
14,300	Skyworks Solutions, Inc. (a)	121,550
2,100	Standard Microsystems Corp. (a)	82,047
1,100	Supertex, Inc. (a)	34,419
10,300	Techwell, Inc. (a)	113,403
19,000	Zoran Corp. (a)	427,690
		3,168,732
	Software — 3.0%
15,600	Actuate Corp. (a)	121,212
1,400	Ansoft Corp. (a)	36,190
4,700	ANSYS, Inc. (a)	194,862
20,500	Aspen Technology, Inc. (a)	332,510
4,000	Epicor Software Corp. (a)	47,120
1,800	EPIQ Systems, Inc. (a)	31,338
3,800	eSpeed, Inc., Class A (a)	42,940
7,600	Informatica Corp. (a)	136,952
1,400	InterVoice, Inc. (a)	11,186
2,600	JDA Software Group, Inc. (a)	53,196
1,600	Macrovision Corp. (a)	29,328
4,100	Magma Design Automation, Inc. (a)	50,061
1,800	Manhattan Associates, Inc. (a)	47,448
6,900	Mentor Graphics Corp. (a)	74,382
900	MicroStrategy, Inc. (a)	85,590
7,500	Nuance Communications, Inc. (a)	140,100
12,740	Parametric Technology Corp. (a)	227,409
900	Pegasystems, Inc.	10,737
10,200	Progress Software Corp. (a)	343,536
2,900	Secure Computing Corp. (a)	27,840
5,200	Smith Micro Software, Inc. (a)	44,044
1,200	SPSS, Inc. (a)	43,092
11,800	Sybase, Inc. (a)	307,862
		2,438,935
	Specialty Retail — 2.3%
6,050	Aeropostale, Inc. (a)	160,325
13,500	Brown Shoe Co., Inc.	204,795
7,342	Collective Brands, Inc. (a)	127,677
14,700	Gymboree Corp. (a)	447,762
7,900	Jos. A. Bank Clothiers, Inc. (a)	224,755
15,700	Men’s Wearhouse, Inc.	423,586
22,900	Rent-A-Center, Inc. (a)	332,508
		1,921,408
	Textiles, Apparel & Luxury Goods — 1.9%
2,900	Columbia Sportswear Co.	127,861
3,000	Deckers Outdoor Corp. (a)	465,180
9,700	Kellwood Co.	161,408
22,400	Maidenform Brands, Inc. (a)	303,072
4,700	Movado Group, Inc.	118,863
900	Oxford Industries, Inc.	23,193
13,800	Perry Ellis International, Inc. (a)	212,244
2,300	Steven Madden Ltd. (a)	46,000
4,200	UniFirst Corp.	159,600
		1,617,421
	Thrifts & Mortgage Finance — 1.0%
4,500	BankUnited Financial Corp., Class A	31,050
20,100	Corus Bankshares, Inc.	214,467
2,300	Federal Agricultural Mortgage Corp., Class C	60,536
10,357	First Niagara Financial Group, Inc.	124,698
1,200	First Place Financial Corp.	16,788
2,100	FirstFed Financial Corp. (a)	75,222
5,400	Franklin Bank Corp. (a)	23,274
1,200	Imperial Capital Bancorp, Inc.	21,960
14,900	Ocwen Financial Corp. (a)	82,546
6,100	United Community Financial Corp.	33,672
3,300	WSFS Financial Corp.	165,660
		849,873
	Tobacco — 0.5%
73,100	Alliance One International, Inc. (a)	297,517
2,700	Universal Corp.	138,294
		435,811
	Trading Companies & Distributors — 1.2%
28,475	Applied Industrial Technologies, Inc.	826,344
7,300	BlueLinx Holdings, Inc.	28,689
3,700	Kaman Corp.	136,197
		991,230

SEE NOTES TO FINANCIAL STATEMENTS.

10   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Wireless Telecommunication Services — 0.5%
9,500	Centennial Communications Corp. (a)	88,255
6,700	Rural Cellular Corp., Class A (a)	295,403
2,500	Syniverse Holdings, Inc. (a)	38,950
		422,608
	Total Common Stocks (Cost $76,318,264)	78,937,463

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.2%
140,000	U.S. Treasury Note, 4.63%, 11/30/08 (k) (Cost $141,787)	141,717
	Total Long-Term Investments (Cost $76,460,051)	79,079,180

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.8%
	Investment Company — 2.8%
2,324,567	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $2,324,567)	2,324,567
	Total Investments — 98.8% (Cost $78,784,618)	81,403,747
	Other Assets in Excess of Liabilities — 1.2%	998,561
	NET ASSETS — 100.0%	$82,402,308

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	—	Non-income producing security.
(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
7	Russell 2000 Index	March, 2008	$2,702,700	$(8,158)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   11

STATEMENT OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007

Small Company Portfolio
ASSETS:
Investments in non-affiliates, at value	$79,079,180
Investments in affiliates, at value	2,324,567
Total investment securities, at value	81,403,747
Cash	468
Receivables:
Investment securities sold	459,189
Portfolio shares sold	590,254
Interest and dividends	173,072
Variation margin on futures contracts	420
Total Assets	82,627,150

LIABILITIES:
Payables:
Portfolio shares redeemed	72,228
Accrued liabilities:
Investment advisory fees	42,239
Administration fees	18,467
Custodian and accounting fees	25,020
Other	66,888
Total Liabilities	224,842
Net Assets	$82,402,308

NET ASSETS:
Paid in capital	$72,495,179
Accumulated undistributed (distributions in excess of) net investment income	130,197
Accumulated net realized gains (losses)	7,165,961
Net unrealized appreciation (depreciation)	2,610,971
Total Net Assets	$82,402,308

Outstanding units of beneficial interest (shares) (unlimited amount authorized, no par value)	5,129,564
Net asset value, offering and redemption price per share	$16.06

Cost of investments in non-affiliates	$76,460,051
Cost of investments in affiliates	2,324,567

SEE NOTES TO FINANCIAL STATEMENTS.

12   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007

Small Company Portfolio
INVESTMENT INCOME:
Dividend income	$1,050,116
Dividend income from affiliates (a)	149,642
Interest income	8,615
Total investment income	1,208,373

EXPENSES:
Investment advisory fees	562,518
Administration fees	295,982
Custodian and accounting fees	51,086
Professional fees	65,784
Trustees’ and Chief Compliance Officer’s fees	3,858
Printing and mailing costs	64,845
Transfer agent fees	22,698
Other	13,492
Total expenses	1,080,263
Less earnings credits	(2,102)
Net expenses	1,078,161
Net investment income (loss)	130,212

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	7,573,669
Futures	(198,630)
Net realized gain (loss)	7,375,039
Change in net unrealized appreciation (depreciation) of:
Investments	(12,188,899)
Futures	23,480
Change in net unrealized appreciation (depreciation)	(12,165,419)
Net realized/unrealized gains (losses)	(4,790,380)
Change in net assets resulting from operations	$(4,660,168)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   13

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Small Company Portfolio
	Year Ended 12/31/2007	Year Ended 12/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$130,212	$8,175
Net realized gain (loss)	7,375,039	4,621,207
Change in net unrealized appreciation (depreciation)	(12,165,419)	7,945,705
Change in net assets resulting from operations	(4,660,168)	12,575,087

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,183)	—
From net realized gains	(4,396,778)	(2,538,687)
Total distributions to shareholders	(4,404,961)	(2,538,687)

CAPITAL TRANSACTIONS:
Proceeds from shares issued	18,257,700	19,954,499
Dividends and distributions reinvested	4,404,961	2,538,687
Cost of shares redeemed	(26,505,828)	(24,145,062)
Change in net assets from capital transactions	(3,843,167)	(1,651,876)

NET ASSETS:
Change in net assets	(12,908,296)	8,384,524
Beginning of period	95,310,604	86,926,080
End of period	$82,402,308	$95,310,604
Accumulated undistributed (distributions in excess of) net investment income	$130,197	$8,175

SHARE TRANSACTIONS:
Issued	1,038,889	1,171,590
Reinvested	246,500	143,510
Redeemed	(1,503,779)	(1,427,773)
Change in shares	(218,390)	(112,673)

SEE NOTES TO FINANCIAL STATEMENTS.

14   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   15

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

				Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions
Small Company Portfolio
Year Ended December 31, 2007	$17.82	$0.02	$(0.95)	$(0.93)	$—	(b)	$(0.83)	$(0.83)
Year Ended December 31, 2006	15.92	— (b)	2.39	2.39	—		(0.49)	(0.49)
Year Ended December 31, 2005	17.88	(0.01)	0.29	0.28	—		(2.24)	(2.24)
Year Ended December 31, 2004	14.06	(0.05)	3.87	3.82	—		—	—
Year Ended December 31, 2003	10.34	(0.06)	3.78	3.72	—		—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

16   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (a)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate
$16.06	(5.67)%	$82,402	1.15%	0.14%	1.15%	44%
17.82	15.01	95,311	1.15	0.01	1.15	39
15.92	3.42	86,926	1.15	(0.04)	1.15	44
17.88	27.17	81,562	1.15	(0.37)	1.15	154
14.06	35.98	52,215	1.15	(0.53)	1.15	60

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   17

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007

1. Organization

JPMorgan Small Company Portfolio (the “Portfolio”) is a separate series of J.P. Morgan Series Trust II (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was organized as a Delaware Business Trust on October 28, 1993 for the purpose of funding flexible premium variable life insurance policies.

On December 24, 1996, the Trust received an exemptive order from the Securities and Exchange Commission (“SEC”) permitting it to also offer its shares to insurance companies for the purpose of funding variable annuity contracts and to qualified pension and retirement plans.

Portfolio shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio.

Portfolio shares are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Portfolio unless they meet requirements as described in its prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Portfolio are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Portfolio applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Portfolio’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Portfolio calculates its net asset value.

B. Futures Contracts — The Portfolio may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Portfolio each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Portfolio realizes a gain or loss.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of December 31, 2007, the Portfolio had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis

18   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Portfolio first learns of the dividend.

The Portfolio records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio adjusts the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

D. Allocation of Expenses — Expenses directly attributable to the Portfolio are charged directly to the Portfolio while the expenses attributable to more than one portfolio of the Trust are allocated among the respective portfolios.

E. Federal Income Taxes — The Portfolio is treated as a separate taxable entity for Federal income tax purposes. The Portfolio’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Portfolio is also a segregated portfolio of assets for insurance purposes and intends to comply with the diversification requirements of Subchapter L of the Code.

F. Dividends and Distributions to Shareholders — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
$—	$(7)	$7

The reclassifications for the Portfolio relate primarily to investments in partnerships.

G. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Portfolio, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Portfolio’s financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Portfolio. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Portfolio and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Portfolio’s average daily net assets at an annual fee rate of 0.60%.

The Portfolio may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Portfolio in an amount sufficient to offset any doubling up of these fees related to the Portfolio’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or its affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the year ended December 31, 2007 was $5,398.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   19

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Portfolio. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.55% of the average daily net assets of the Portfolio. Under the Agreement, the Administrator is responsible for certain usual and customary expenses incurred by the Portfolio including fees and expenses of the custodian and fund accountant, professional and transfer agent fees, printing and postage and expenses of the Trustees. In accordance with the agreement, the Portfolio pays for such expenses directly, deducting the amounts of such expenses from the Administration fee. The Administrator will reimburse the Portfolio to the extent that amounts paid for such expenses exceed 0.55%.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Portfolio’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Portfolio’s shares. The Distributor receives no compensation in its capacity as the Portfolio’s underwriter.

D. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Portfolio, provides portfolio custody and accounting services for the Portfolio. The amounts paid directly to JPMCB by the Portfolio for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Portfolio, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

E. Waivers and Reimbursements — The Administrator has contractually agreed to waive fees and/or reimburse the Portfolio to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes and extraordinary expenses) exceed 1.15% of the Portfolio’s average daily net assets.

The contractual expense limitation agreement was in effect for the year ended December 31, 2007.

Effective January 1, 2008, the contractual expense limitation will be 1.08% of the Portfolio’s average daily net assets. This expense limitation percentage will be in place until at least April 30, 2009.

F. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Portfolio for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Portfolio in accordance with federal securities regulations. The Portfolio, along with other affiliated portfolios, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

During the year, the Portfolio may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Portfolio may use related party broker/dealers. For the year ended December 31, 2007, the Portfolio did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Portfolio to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$40,240,425	$48,515,469

During the year ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

20   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities December 31, 2007, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$78,923,472	$14,473,216	$11,992,941	$2,480,275

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to return of capital from investments in real estate investment trusts and wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended December 31, 2007 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$484,723	$3,920,238	$4,404,961

The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

Total Distributions Paid From:
Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$669,805	$1,868,882	$2,538,687

At December 31, 2007, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,622,909	$5,829,126	$2,480,275

The cumulative timing differences primarily consist of mark to market of futures contracts, post-October loss deferrals, return of capital from investments in real estate investment trusts adjustments and wash sale loss deferrals.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2007, the Portfolio deferred to January 1, 2008 post October capital losses of $25,181.

6. Borrowings

During the period, the Trust and JPMCB had entered into a financing arrangement. Under this arrangement, JPMCB provided an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Portfolio. Advances under the arrangement were available primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might have required the untimely disposition of securities, and were subject to the Portfolio’s borrowing restrictions. Interest on borrowings was payable at a rate determined by JPMCB at the time of borrowing. As of December 13, 2007, the Portfolio no longer participates in the credit facility.

The Portfolio had no borrowings at any time during the fiscal year ended December 31, 2007.

Interest expense paid, if any, as a result of borrowings from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

From time to time, the Portfolio may have concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Portfolio.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of J.P. Morgan Series Trust II and
Shareholders of JPMorgan Small Company Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Small Company Portfolio (a portfolio of J.P. Morgan Series Trust II, hereafter referred to as the “Portfolio”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 13, 2008

22   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TRUSTEES
(Unaudited)

The Portfolio’s Statement of Additional Information includes additional information about the Portfolio’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Portfolio (1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in JPMorgan Funds Complex (2) Overseen by Trustee	Other Directorships Held Outside JPMorgan Funds Complex
Non-Interested Trustees
Cheryl Ballenger (1956); Chairperson since 2004 and Trustee since 2002	Mathematics Teacher, Vernon Hills High School (August 2004–Present); Mathematics Teacher, Round Lake High School (2003–2004) and formerly Executive Vice President and Chief Financial Officer, Galileo International Inc. (travel technology)	10	None.

Jerry B. Lewis (1939); Trustee since 2004	Retired; formerly President, Lewis Investments Inc. (registered investment advisor); previously, various managerial and executive positions at Ford Motor Company (Treasurer’s Office, Controller’s Office, Auditing and Corporate Strategy)	10	None.

John R. Rettberg (1937); Trustee since 1996	Retired; formerly Corporate Vice President and Treasurer, Northrop Grumman Corporation (defense contractor)	10	None.

Ken Whipple (1934); Trustee since 1996	Chairman (2002–Present) and CEO (2002–2004), CMS Energy	10	Korn Ferry International (executive recruitment) and CMS Energy
Interested Trustee
John F. Ruffle (3) (1937); Trustee since 1996	Retired; formerly Vice Chairman, J.P. Morgan Chase & Co. Inc. and Morgan Guaranty Trust Co. of NY	10	Trustee of Johns Hopkins University and Director of American Shared Hospital Services

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75.
(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve currently includes two investment companies.
(3)	The Board has designated Mr. Ruffle an “interested person” at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust’s investment advisor.

The contact address for each Trustee is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   23

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2001)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2004)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2004)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2004)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2004)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2004)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

24   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Portfolio, you incur ongoing costs, including investment advisory fees, administration fees and other Portfolio expenses. Because the Portfolio is a funding vehicle for Policies and Eligible Plans, you may also incur sales charges and other fees relating to the Policies or Eligible Plans. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio, but not the costs of the Policies or Eligible Plans, and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Portfolio at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees or the costs associated with the Policies and Eligible Plans through which the Portfolio is held. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Small Company Portfolio
Actual	$1,000.00	$876.60	$5.44	1.15%
Hypothetical	1,000.00	1,019.41	5.85	1.15

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   25

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees met in person in December 2007 to consider the continuation of the investment advisory agreement (“Advisory Agreement”) for the Small Company Portfolio (“Portfolio”), whose annual report is contained herein. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the Advisory Agreement on December 12, 2007.

The Trustees, as part of their ongoing oversight of the investment advisory arrangements for the Portfolio, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Portfolio. This information includes the Portfolio’s performance against the Portfolio’s peers and benchmarks and analyses by the Advisor of the Portfolio’s performance. The Advisor also periodically provides comparative information regarding the Portfolio’s expense ratios and those of funds in the Portfolio’s peer group. In addition, in preparation for the December meeting, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards applicable to their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. The Trustees also requested and obtained additional information from the Portfolio’s management during the course of the meeting.

The Trustees determined that the overall arrangement between the Portfolio and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment and that the continuance of the investment advisory contract was in the best interests of the Portfolio and its shareholders. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

1.	comparative performance information;
2.	the nature, extent and quality of investment and administrative services rendered by the Advisor and its affiliates;
3.	payments received by the Advisor and its affiliates in respect of the Portfolio and all Portfolios as a group;
4.	the costs borne by, and profitability of, the Advisor and its affiliates in providing services to the Portfolio and to all Portfolios as a group;
5.	comparative fee and expense data for the Portfolio and other investment companies with similar investment objectives;
6.	extent to which the Advisor may realize economies of scale or other efficiencies in managing or supporting the Portfolio;
7.	fall-out benefits to the Advisor and its affiliates from their relationships with the Portfolio;
8.	fees charged by the Advisor to other clients with similar investment objectives;
9.	the professional experience and qualifications of the Portfolio’s portfolio management teams and other senior personnel of the Advisor; and
10.	the terms of the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of the Portfolio. The Trustees also took into account those interests of the Portfolio that were in common with those of other Portfolios.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Portfolio under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees took into account shareholder expectations that the Advisor would be managing the Portfolio. The Trustees also considered the management and oversight services provided by the Advisor, which they viewed as being of very high quality; the significant investments management had made in the asset management business during 2007; the benefits to the Portfolio of being part of the larger JPMorgan family of funds; the integrity and reputation of JPMorgan and the asset management organization; the financial stability of the JPMorgan organization and the adequacy of the resources of

26   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

the asset management organization; the commitment of resources by the Advisor to compliance; and the long-term strategic issues for the Portfolio.

Based on these considerations and other factors, the Trustees concluded that the Advisor’s services are of a nature, quality and extent that are sufficient for renewal.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and certain affiliates in providing services to the Portfolio.

The Trustees reviewed and discussed this data, which included profitability of the Advisor and Administrator on both a separate and combined basis. The Trustees considered this data both with and without the inclusion of certain expenses related to the earlier consolidation of the Advisor’s asset management organization. The Trustees recognized that this data is not audited. In addition, the Trustees recognized that this data represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Portfolio, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Investment Advisory Agreement, although sizeable, was not unreasonable in light of the services and benefits provided to the Portfolio and the further reduction in total expenses agreed to by the Advisor for the period from January 1, 2008 through April 30, 2009.

Fall-Out Benefits

The Trustees reviewed information regarding “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Portfolio.

The Trustees also considered that JPMorgan Funds Management, Inc., an affiliate of the Advisor, earns fees from the Portfolio for providing administrative services and for paying (via the unitized fee arrangement) certain expenses usually incurred by the Portfolio, including transfer agency and dividend disbursing costs, custody fees, legal and accounting expenses. These fees were shown in the profitability analysis presented to the Trustees. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services. The Trustees concluded that in light of the foregoing and under the circumstances, fallout benefits are acceptable at the present time.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule and administrative fee schedule for the Portfolio do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory and administrative fee breakpoints and concluded that the current fee structure was reasonable in light of the fee waivers or expense limitations that the Advisor has in place that serve to limit the overall net expense ratio and the further reduction in total expenses agreed to by the Advisor for the period from January 1, 2008 through April 30, 2009.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services, provided to other clients of the Advisor for investment products with comparable investment goals and strategies and the fee rates paid by these clients. The Trustees also considered the complexity of investment management for the Portfolio relative to the Advisor’s other clients and the differences in the services provided to the different clients. The Trustees noted that the fee rates charged to the Portfolio in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for the Portfolio in a report prepared by Lipper. The Trustees considered the total return performance information, which included the Portfolio’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees also considered the Portfolio’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Portfolio’s Peer Group and Universe Group. As part of this review, the Trustees also reviewed the Portfolio’s performance against its benchmark and considered the performance information provided for the Portfolio at regular Board meetings and the performance attribution discussions with the Advisor at this meeting. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s investment performance is summarized below:

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   27

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

The Trustees noted that the performance of the Small Company Portfolio lagged its peers and benchmark. The Trustees discussed the performance and investment strategy of the Fund with the Advisor , including that the portfolio managers had changed during the periods covered by the Lipper data and the steps being taken to address performance. The Trustees concluded, within the overall context of their deliberations about the Portfolio’s advisory arrangements, that performance was sufficient for renewal, but noted that they would be monitoring performance especially closely.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Portfolio to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Portfolio. The Trustees recognized that Lipper reported the Portfolio’s management fee rate as the combined contractual advisory fee rate and the administration fee. In addition, due to the unique nature of the unitized fee structure of the Trust, the contractual management fee in the Lipper materials depicted the administrator receiving no administrative fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for the Portfolio and considered the net advisory fee rate after taking waivers and reimbursements into account. They also considered information provided by the Advisor as to advisory fees by asset class. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The review of the Lipper reports and the actions taken as a result of the review of the Portfolio’s advisory fees and expense ratios is summarized below:

The Trustees noted that actual management fees and total expenses, after giving effect to the existing expense cap, exceeded the median for competitor funds, but that the Advisor had agreed to further reduce total expenses for the period from January 1, 2008 through April 30, 2009. Based on the foregoing, the Trustees concluded that under the circumstances and within the overall context of their deliberations about the Portfolio’s advisory arrangements, the advisory fee of the Portfolio is reasonable.

28   J.P. MORGAN SERIES TRUST II        DECEMBER 31, 2007

TAX LETTER
(Unaudited)

Certain tax information for the Portfolio is required to be provided to shareholders based upon the Portfolio’s income and distributions for the taxable year ended December 31, 2007. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2007.

Dividends Received Deductions (DRD)

100% of ordinary income distributions qualified for the 70% dividend received deduction for corporate shareholders for the fiscal year ended December 31, 2007.

Long Term Capital Gain Designation — 15%

The Portfolio hereby designates $3,920,238 as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended December 31, 2007.

DECEMBER 31, 2007        J.P. MORGAN SERIES TRUST II   29

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Portfolio. It is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a portfolio prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the variable insurance portfolio section of the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Portfolio to the Advisor. A copy of the Portfolio’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Portfolio’s website at www.jpmorganfunds.com no later than August 31 of each year. The Portfolio’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	AN-SCP-1207

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Jerry B. Lewis. He is a “non-interested” trustee and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2007 – $245,350

2006 – $236,650

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2007 – $15,213,000

2006 – $9,775,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2007 – $30,800

2006 – $30,900

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2007 and 2006.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2007 – Not applicable

2006 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the

Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2007 – 0.00%

2006 – 100.00%*

* The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.9 million in 2007 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Series Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2008

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 6, 2008